 Exhibit 99.1

Contract of Insurance

Insured:	AMPAL AMERICA ISRAEL CORPORATION

Policy No:	B0823FD1260069

Renewing Policy No: B0823FD1160069

Period:	01 Jan 2012 To 01 Jan 2013

Type:	Excess Directors and Officers Liability and Difference in Conditions

Limit:	As stated in the Schedule

Aon Limited

Registered Office: 8 Devonshire Square | London | EC2M 4PL | United Kingdom

Registered in London No. 210725 | VAT Registration No. 480 8401 48

t +44 (0)20 7623 5500

f +44 (0)20 7621 1511

Aon Limited is authorised and regulated by the Financial Services Authority in respect of insurance mediation activities only

Part I:

Risk Details

Aon Limited is authorised and regulated by the Financial Services Authority in respect of insurance mediation activities only

Policy Number: FD1260069

 Declarations

Unique Market Reference	FD1260069

Type	Excess Directors and Officers Liability and Difference in Conditions

Company	Ampal America Israel Corporation

Principal Address	10 Abba Even St. Ackerstein Tower C, 9th Floor P.O. Box 12215 Herzliya 46733 Israel

Policy Period	From: 31 January 2012 To: 31 January 2013 Both days inclusive at 12.01am Local Standard Time at the address shown above

Limit of Liability	USD 10,000,000 in the Aggregate for the Policy Period including costs and expenses

Plus

In addition 20% Defence Costs outside limit of liability (Israel Only) USD 2,000,000

Which is in excess of USD 35,000,000 in the aggregate for the Policy Period including costs and expenses

Plus

In addition 20% Defence Costs outside limit of liability (Israel Only) USD 7,000,000

Basis of Loss	Claims made

Schedule of Underlying Directors’ and Officers’ Insurance	Carrier: Axis Insurance Policy Number: FD1260068 Policy Period: 1st January 2012 - 1st January 2013 Limits: USD 10,000,000

Which is in excess of

Carrier: Liberty Mutual Insurance Europe Limited Policy Number: FD1260783 Policy Period: 1st January 2012 – 1st January 2013 Limits: USD 5,000,000

Carrier: Lloyds Syndicate 2003 Policy Number: FD1260088 Policy Period: 1st January 2012 – 1st January 2013 Limits: USD 10,000,000

Carrier: XL Insurance Company Limited

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Policy Number: FD1260069

Policy Number: FD1260067 Policy Period: 1st January 2012 – 1st January 2013 Limits: USD 10,000,000

Retention under Primary Policy	USD 0 each and every claim under Insurance Cover A

Insurance Cover B and Indemnifiable Loss:

USD 250,000 each and every SEC/Securities Entity Cover Claim in the USA/Canada USD 100,000 each and every claim in USA / Canada

USD 50,000 each and every other claim

Interest	Excess Directors and Officers Liability and Difference in Conditions.

Territorial Limits	Worldwide

Conditions	1.	Following all terms and conditions of the Underlying Primary layer, policy number: FD1160067 with drop down for difference in conditions as per the attached wording.

	2.	Continuity Dates:
Prior and Pending Litigation: 29th January 2002 Pollution Claims: 29th January 2002

	3.	Extension 4.2 New Subsidiary asset threshold Subsidiaries registered and /or listed worldwide(excluding USA and/or Canada listed subsidiaries): 25% of the total assets of the policyholder, however not less than USD 25,000,000

	4.	Retroactive Date - Unlimited

Choice of Law & Jurisdiction	As per Underlying Directors’ and Officers’ Liability Insurance

Premium	USD 39,300

Payment Terms	None

Taxes payable by Insured and administered by Insurers	None

Taxes payable by Insurers and administered by the Insured or their agent	None

Insurer Contract Documentation	This contract will be evidenced by the following documentation (Slip Leader to elect as appropriate)

This document details the contract terms entered into by the insurer(s), and constitutes the contract document

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Policy Number: FD1260069

Part II:

Contract Wording and Clauses

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Policy Number: FD1260069

DIRECTORS AND OFFICERS LIABILITY INSURANCE

In consideration of the payment of the premium and in reliance on all statements made and information furnished to the INSURER in the APPLICATION, which is hereby made a part hereof, and subject to the foregoing Declarations and to all other terms of this POLICY, the COMPANY, the INSUREDS, and the INSURER agree as follows:

1.	INSURING CLAUSE

(a)	The INSURER shall pay on behalf of the INSUREDS or any of them, any and all LOSS of the INSUREDS by reason of any CLAIM or CLAIMS first made against the INSUREDS or any of them during the POLICY PERIOD, in excess of amounts paid under the UNDERLYING INSURANCE or for which payment is not made under the UNDERLYING INSURANCE by reason of one or more of the following:

(1)	the insurer(s) of the UNDERLYING INSURANCE:

a.	wrongfully refuses to pay such LOSS as required under the terms of the UNDERLYING INSURANCE; or

b.	fails to pay such LOSS within the period of sixty (60) days following the INSUREDS’ request for payment; or

c.	is financially unable or prohibited by law or court order from paying such LOSS; or

d.	rescinds or avoids the UNDERLYING INSURANCE; or

(2)	according to the terms and conditions of the UNDERLYING INSURANCE, the insurer(s) of the UNDERLYING INSURANCE is not liable for such LOSS; or

(3)	the limit(s) of liability of the UNDERLYING INSURANCE has been exhausted or reduced by reason of amounts paid thereunder.

(b)	In the event that:

(1)	part or all of a LOSS would be payable under the UNDERLYING INSURANCE, but the limits of liability of the UNDERLYING INSURANCE have been exhausted by reason of payments made thereunder; or

(2)	part of a LOSS is paid by the UNDERLYING INSURANCE

then the INSURER shall be liable only for that part of LOSS otherwise covered under this POLICY in excess of any required retention and co-insurance amounts under such UNDERLYING INSURANCE, such liability not to exceed the LIMIT OF LIABILITY.

(c)	In the event that the INSUREDS or any of them suffer a LOSS:

(1)	that is covered by the policy in the UNDERLYING INSURANCE with the highest attachment point, or

(2)	that would be covered by the policy in the UNDERLYING INSURANCE with the highest attachment point except that such insurance has been wholly exhausted or reduced by reason of payments thereunder and the excess of which LOSS would be payable under this POLICY except for terms and conditions of this POLICY that are not consistent with the policy in the UNDERLYING INSURANCE with the highest attachment point, then, notwithstanding anything in this POLICY to the contrary except:

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Policy Number: FD1260069

the LIMIT OF LIABILITY, Clause 4 (Appeals), Clause 5 (Arbitration), Clause 6 (Assistance, Cooperation and Consent), Clause 7 (Payment Obligations of the COMPANY), Clause 8 (Cancellation), Clause 11 (Advancement of DEFENCE COSTS), Clause 12 (Currency), Clause 14 (INSUREDS’ Reporting Duties), Clause 15 (LOSS Provisions), Clause 16 (Other Insurance), Clause 17 (Notice), Clause 18 (Representation), Clause 21 (Subrogation), Clause 23 (Discovery Period) and as contained in any endorsement to this POLICY, this POLICY is amended to follow and be subject to the terms and conditions of such policy in the UNDERLYING INSURANCE with the highest attachment point in respect of such LOSS, provided that:

1.	the INSURER shall not cover the COMPANY with respect to any claims made against the COMPANY or for any amounts the COMPANY pays to indemnify, or pays on behalf of, the INSUREDS; and

2.	except as provided by Clause 15 (LOSS Provisions) and Clause 23 (Discovery Period) the INSURER shall not cover any CLAIM first made or treated for purposes of this POLICY as first made after the end of the POLICY PERIOD.

2. DEFINITIONS

(a)	“APPLICATION” shall mean the signed, written application for this POLICY, and for any policy issued by the INSURER of which this POLICY is a direct or indirect renewal or replacement, including the schedules thereto and all supplementary information submitted in connection therewith, and all underwriting data submitted in connection with any extension of this POLICY, all of which materials shall be deemed attached hereto, as if physically attached hereto, and incorporated herein.

(b)	“CLAIM” shall mean:

(a)	any demand or any civil or criminal judicial, administrative, or regulatory or arbitration proceeding or investigation against any INSURED for a WRONGFUL ACT, including any appeal therefrom;

(b)	any official request for EXTRADITION, including the execution of any arrest warrant in relation to such request, of any INSURED for a WRONGFUL ACT;

(c)	any request or demand to interview any INSURED by a regulatory, administrative, governmental or similar authority conducting an investigation, examination or inquiry into the affairs of the COMPANY provided always that the circumstances giving rise to such investigation, examination or inquiry have been reported under subpart (b) of Clause 15 (LOSS Provisions) below or have otherwise given rise to a CLAIM made against the INSUREDS;

Multiple demands, suits, proceedings or requests arising out of the same WRONGFUL ACT shall be deemed to be a single CLAIM, which shall be treated as a CLAIM first made during the POLICY YEAR in which the first of such multiple demands, suits, proceedings or requests is made against any INSURED or in which notice of circumstances relating thereto is first given as described in subpart (b) of Clause 15 (LOSS Provisions) below, whichever occurs first.

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Policy Number: FD1260069

(c)	“COMPANY” shall mean:

(1)	the company shown in the Declarations;

(2)	any SUBSIDIARY of the company shown in the Declarations;

(3)	if covered in accordance with subpart (a) of Clause 22 (Acquisition, Creation or Disposition of and Coverage Relating to Subsidiaries) below, any other subsidiary; and

(4)	any foundation, charitable trust or political action committee controlled by one or more organizations described in (1) through (3) above.

(5)	Ampal-American Israel Corporation, Address: 555 Madison Avenue New York NY 10022 United States of America

(d)	“DEFENCE COSTS” shall mean that portion of LOSS consisting of reasonable and necessary costs, charges, fees (including but not limited to lawyers’ fees and experts’ fees) and expenses incurred in the defence or investigation of a CLAIM, the premium (but not collateral) for appeal, attachment, bail or similar bonds and costs incurred by claimants in bringing CLAIMS. In no event shall DEFENCE COSTS include wages, salaries, fees, benefits or office expenses of INSUREDS or employees of the COMPANY.

For the purposes of determining whether legal fees are reasonable and necessary the INSURER waives any right to consider the likelihood of success in defending any CLAIM covered under this POLICY.

(e)	“EXTRADITION” shall mean any formal process by which an INSURED located in any country may be surrendered to any other country for trial or otherwise to answer any accusation.

(f)	“INSUREDS” shall mean one or more of the following:

(1)	any natural person who was, is or shall be a director or officer of the COMPANY, or equivalent, as defined by applicable law, but shall not include any external auditor;

(2)	any natural person who was, is or shall be a full or part-time employee of the COMPANY, provided coverage for such person shall apply only while the CLAIM against such other person is also made against a person described in (1) above;

(3)	any natural person who was, is or shall be serving as a director, officer, trustee, governor, partner or the equivalent thereof for any OUTSIDE ENTITY if:

(i)	such activity is part of that person’s duties regularly assigned by the COMPANY, or

(ii)	that person is a member of a class of persons so directed to serve by the COMPANY; and

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Policy Number: FD1260069

(4)	the estates, heirs, legal representatives or assigns of deceased INSUREDS and the legal representatives or assigns of INSUREDS in the event of their incompetency, insolvency or bankruptcy.

(g)	“INSURER” shall mean Syndicate 1919

(h)	“LIMIT OF LIABILITY” shall mean the amount described in the Declarations. Regardless of the time of payment of LOSS by the INSURER, or the number of CLAIMS or the number of INSUREDS, the LIMIT OF LIABILITY as stated in the Declarations shall be the maximum liability of the INSURER for all LOSS arising from all CLAIMS first made during each POLICY YEAR. DEFENCE COSTS shall be part of and not in addition to the LIMIT OF LIABILITY as stated in the Declarations, and payment by the INSURER of DEFENCE COSTS shall reduce the LIMIT OF LIABILITY.

(i)	“LOSS” shall mean any and all amounts that the INSUREDS are legally obligated to pay by reason of a CLAIM made against the INSUREDS, and shall include but not be limited to compensatory, exemplary, punitive and multiple damages, judgments, settlements, pre-judgment and post-judgment interest and DEFENCE COSTS, providing always, however, LOSS shall not include taxes, fines or penalties imposed by law, or matters that may be deemed uninsurable under the law pursuant to which this POLICY shall be construed. (“Fines or penalties” do not include punitive, exemplary, or multiple damages). Except as provided below, LOSS shall not include amounts for which the COMPANY has actually indemnified or paid on behalf of the INSUREDS.

“LOSS” shall also include costs, charges, fees and expenses (including but not limited to lawyers’ fees and experts’ fees) that the INSUREDS are obligated to return to the COMPANY where such amounts have been advanced by the COMPANY in respect of a CLAIM by reason of a provision in accordance with sections 309B(4) and 337A(4) of the UK Companies Act 1985 (or any equivalent applicable law) provided always that:

(a)	such CLAIM has been reported in accordance with Clause 14 or arises out of a circumstance reported in accordance with Clause 15 of this POLICY; and

(b)	any demand or requirement by the COMPANY for the return of amounts advanced, as described above, shall be deemed part of, and made for the same WRONGFUL ACT as, the CLAIM referred to in (a) above.

For purposes of this POLICY:

(1)	the INSURER shall not assert that LOSS arising out of the actual or alleged violation of Section 11 or 12 of the United States Securities Act of 1933 (as amended) is uninsurable; and

(2)	“fines or penalties” shall not include (a) punitive, exemplary or multiple damages or (b) civil penalties assessed against an INSURED pursuant to Section 2(g)(2)(B) of the United States Foreign Corrupt Practices Act of 1977 (as amended).

(j)	“OUTSIDE ENTITY” shall mean:

1.	any tax exempt non-profit organisation, or registered charity; or

2.	with respect to any INSURED serving or who has served or who shall within the POLICY PERIOD serve as a director of the Company shown in the Declarations, any other organisation or company.

(k)	“POLICY” shall mean this insurance policy, including the APPLICATION, the Declarations, and any endorsements hereto issued by the INSURER.

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Policy Number: FD1260069

(l)	“POLICY PERIOD” shall mean the period of time stated in the Declarations. If this POLICY is cancelled in accordance with subpart (b) of Clause 8 (Cancellation) below, the POLICY PERIOD shall end upon the effective date of such cancellation.

(m)	“POLICY YEAR” shall mean a period of one year, within the POLICY PERIOD, commencing each year on the day and hour first named in the Declarations, or if the time between the inception date, or any anniversary date and the termination date of this POLICY is less than one year, then such lesser period.

(n)	“SUBSIDIARY” shall mean any corporation or limited liability company in which more than 50% of the outstanding securities representing the present right to vote for election of the directors is owned, directly or indirectly, in any combination, by the COMPANY and/or by one or more of its SUBSIDIARIES at the starting date of the POLICY PERIOD. For any period where such interest is 50% or less such corporation or limited liability company shall not be a SUBSIDIARY.

(o)	“UNDERLYING INSURANCE” shall mean the directors and officers liability insurance policies scheduled in the Declarations.

(p)	“WRONGFUL ACT” shall mean any actual or alleged error, misstatement, misleading statement or act, omission, neglect, or breach of duty by the INSUREDS while acting, individually or collectively, in their capacities as INSUREDS, or any other matter claimed against them by reason of their serving in such capacities.

All such errors, misstatements, misleading statements or acts, omissions, neglects or breaches of duty actually or allegedly caused, committed, or attempted by or claimed against one or more of the INSUREDS arising out of or relating to the same or series of related facts, circumstances, situations, transactions or events shall be deemed to be a single WRONGFUL ACT.

3. EXCLUSIONS

The INSURER shall not be liable to make any payment for LOSS in connection with that portion of any CLAIM made against the INSUREDS:

(a)	Based upon or attributable to the dishonesty of the INSUREDS or the INSUREDS having received any personal profit or remuneration to which such INSUREDS were not legally entitled, provided always that this exclusion shall not apply:

(1)	unless a judgement, final adjudication or arbitration proceeding (other than a judgement, adjudication or arbitration as the result of a proceeding initiated by the INSURER) establishes that the INSUREDS’ acts of active and deliberate dishonesty were committed by the INSUREDS with actual dishonest purpose and intent and were material to the CLAIM or that the INSUREDS did in fact gain a personal profit or remuneration as described above;

(2)	to DEFENCE COSTS; or

(3)	to any INSURED who has not been established to have committed acts of active and deliberate dishonesty or to have received any personal profit or remuneration as described above.

(b)	which is insured by any other existing valid policy or policies under which payment of the LOSS is actually made except in respect of any excess beyond the amounts of payments under such other policy or policies;

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Policy Number: FD1260069

(c)	based on, arising from or attributable to any fact, circumstance, act, omission, CLAIM, WRONGFUL ACT or other matter of which notice has been given under any policy existing or expired before or on the inception of this POLICY;

(d)	for bodily injury, sickness, disease, or death of any person, or for damage to or destruction of any tangible property, including the loss of use thereof; however, this exclusion shall not apply to:

(1)	any CLAIM by securities holders of the COMPANY in their capacity as such, including without limitation any shareholder derivative or securities class action lawsuit;

(2)	any CLAIM for emotional distress or mental anguish;

(3)	any CLAIM made against the INSUREDS for WRONGFUL ACTS committed or alleged to have been committed while acting in their capacity as directors of the COMPANY provided any coverage under this POLICY with respect to any such CLAIM shall be specifically excess of the amount of any coverage available under any general liability or similar insurance with respect to such CLAIM; or

(4)	any CLAIM for the actual or alleged discharge, dispersal, release or escape of any solid, liquid, gaseous, or thermal irritant, contaminant or other pollutant, provided any coverage under this POLICY with respect to any such CLAIM shall be specifically excess of the amount of coverage available under any general liability, environmental impairment or similar insurance policy with respect to such CLAIM;

(e)	by, on behalf of, at the behest of, or in the right of the COMPANY; however, this exclusion shall not apply to:

(1)	any CLAIM outside the United States of America, Canada or their territories or possessions;

(2)	any shareholder derivative action brought or maintained by the COMPANY without the solicitation or participation of the INSUREDS or the COMPANY, unless such solicitation or participation is (1) solely pursuant to or in compliance with a subpoena or similar legal process or (2) protected pursuant to Section 806 of the United States Sarbanes-Oxley Act of 2002 or any similar whistleblower statute;

(3)	any CLAIM if, between the starting date of the POLICY PERIOD and the date of the CLAIM, the COMPANY shall have undergone any of the events listed in subpart (a) of Clause 8 (Cancellation) or in Clause 24 (Insolvency) below, and the CLAIM is brought after the date of such event;

(4)	any CLAIM brought or maintained by or on behalf of a bankruptcy or insolvency trustee, examiner, receiver, creditors committee or similar official or committee for the COMPANY or any assignee of such trustee, examiner, receiver, committee or similar official or committee;

(5)	any CLAIM which is a civil proceeding, to the extent such CLAIM is first brought against a former director or officer of the COMPANY after more than 50% of the COMPANY’s directors are replaced during the POLICY PERIOD as a result of a single event or election or a series of related events or elections;

(6)	DEFENCE COSTS; or

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Policy Number: FD1260069

(7)	any demand or requirement by the COMPANY for the return of amounts advanced by the COMPANY in respect of a CLAIM by reason of a provision in accordance with sections 309B(4) and 337A(4) of the UK Companies Act 1985(or any equivalent applicable law);

(f)	for any actual or alleged error, misstatement, misleading statement or act, omission, neglect or breach of duty by the INSUREDS while acting in their capacities as directors, officers, trustees, governors, partners, employees or agents of any entity other than the COMPANY or by reason of their being directors, officers, trustees, governors, partners, employees or agents of such other entity; however, this exclusion shall not apply with respect to any CLAIM for WRONGFUL ACTS by an INSURED serving an OUTSIDE ENTITY as described in Clause 2(f)(3) above.

It is agreed that any fact pertaining to any INSURED shall not be imputed to any other INSURED for the purpose of determining the application of the Exclusions.

4. APPEALS

In the event the INSUREDS or the insurer(s) of the UNDERLYING INSURANCE elect not to appeal a judgment, the INSURER may elect to make such appeal at its own expense, and shall be liable for any increased award, taxable costs and disbursements and any additional interest incidental to such appeal, to the extent such payments are not covered by other valid and collectible insurance.

5. ARBITRATION

Any interpretation of this policy relating to its construction, validity or operation shall be made in accordance with the laws of the State of Israel including, but not limited to, the Insurance Contract Law 5741 - 1981, except as amended herein.

The parties agree to submit to the exclusive jurisdiction of the courts of the State of Israel, however for the avoidance of doubt, it is agreed that the liability of the insured shall be determined in accordance with the applicable law of the jurisdiction wherein the claim arises or is filed.

Notwithstanding the foregoing, in respect of US claims:

(a)	any interpretation of this policy relating to its construction, validity or operation shall be made in accordance with the laws of the State of New York, United States of America; and

(b)	the parties submit to the exclusive jurisdiction of the State and Federal courts of the United States of America.

6. ASSISTANCE, COOPERATION AND CONSENT

The INSUREDS shall provide to the INSURER all information, assistance and cooperation which the INSURER may reasonably request, and the INSUREDS shall use diligence and prudence in the investigation, defence, negotiation of settlement and settlement of any CLAIM. The INSUREDS shall do nothing that could prejudice the INSURER’S position or its potential or actual rights of recovery with respect to any CLAIM.

The INSURER has no duty to defend any CLAIM and shall not be called upon to assume charge of the investigation, settlement or defence of any CLAIM. However, the INSURER shall have the right, but not the duty, to take over the control, investigation, defence, negotiation of settlement and settlement of any CLAIM that is or may be covered in whole or in part by, or that may cause liability to attach under, this POLICY.

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Policy Number: FD1260069

The INSUREDS shall not offer to settle or settle, assume any obligation, admit any liability or stipulate to any judgment with respect to any CLAIM that is or may be covered in whole or in part by, or that may cause liability to attach under, this POLICY without the INSURER’S prior written consent, which shall not be unreasonably withheld. The INSURER shall not be liable for or as a result of any offer to settle, settlement, assumed obligation, admission of liability or stipulated judgment to which it has not given its prior written consent.

The obligations of each and every INSURED under this Clause are conditions precedent to any rights otherwise afforded under this POLICY for such INSURED(S). However, the failure of the COMPANY to assist and cooperate with the INSURER, and the failure of any INSURED to comply with his or her obligations under this Clause, shall not impair the rights of any other INSURED under this POLICY.

7. PAYMENT OBLIGATIONS OF THE COMPANY

By acceptance of the POLICY, the COMPANY agrees to indemnify the INSUREDS and pay LOSS on behalf of the INSUREDS (including the advancement of DEFENCE COSTS) to the fullest extent permitted by its constitution or other similar formative documents or by-laws.

A refusal by the COMPANY to indemnify or pay LOSS as required by this Clause 7 shall not prejudice the rights of any INSURED under this POLICY.

8. CANCELLATION

This POLICY shall not be subject to cancellation except as follows:

(a)	In the event during the POLICY PERIOD:

(1)	the company named in the Declarations shall merge into or consolidate with another organisation in which the company named in the Declarations is not the surviving entity, or

(2)	any person or entity or group of persons and/or entities acting in concert shall acquire securities or voting rights which results in ownership or voting control by such person or entity or group of persons or entities of more than 50% of the outstanding securities representing the present right to vote for election of directors or officers of the company named in the Declarations, this POLICY shall remain in force until the later of:

(i)	any subsequent date to which the INSURER may agree by endorsement, or

(ii)	termination of the POLICY PERIOD,

but only with respect to CLAIMS for WRONGFUL ACTS actually or allegedly taking place before the effective date of the said merger, consolidation or acquisition. If the POLICY remains in force beyond the period of time stated in the Declarations by reason of this Clause 8(a), the LIMIT OF LIABILITY for such extension is part of and not in addition to the LIMIT OF LIABILITY applicable to the immediately preceding POLICY YEAR. All premiums paid or due at the time of the said merger, consolidation or acquisition shall be fully earned and in no respect refundable.

(b)	This POLICY may be cancelled by the INSURER for non-payment of premium by sending notice to the COMPANY. All premiums paid or due for this POLICY shall be fully earned at the time of said end of the POLICY PERIOD.

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Policy Number: FD1260069

9. CHANGES AND ASSIGNMENTS

The terms and conditions of this POLICY shall not be waived or changed, nor shall an assignment of interest under this POLICY be binding, except by an endorsement to this POLICY issued by the INSURER.

10. THIRD PARTY RIGHTS

No party other than any INSURED or the INSURER in respect of their own express rights under this POLICY shall be entitled to enforce any term of this POLICY for its own benefit under the UK Contracts (Rights of Third Parties) Act 1999 or otherwise.

11. ADVANCEMENT OF DEFENCE COSTS

Except in those instances when the INSURER has denied liability for the CLAIM because of the application of one or more exclusions, or other coverage issues, if the COMPANY refuses to indemnify or advance DEFENCE COSTS as required, or is legally prohibited from advancing or financially unable to advance DEFENCE COSTS, and if the insurer(s) of the UNDERLYING INSURANCE fails or refuses to advance such costs as provided in Clause 1(a) above, the INSURER shall, upon request and if proper documentation accompanies the request, advance on behalf of the INSUREDS, or any of them, DEFENCE COSTS that they have incurred in connection with a CLAIM, prior to disposition of such CLAIM. In the event that the INSURER so advances DEFENCE COSTS and it is finally established that the INSURER has no liability hereunder, such INSUREDS on whose behalf advances have been made and the COMPANY, to the fullest extent legally permitted, agree to repay to the INSURER, upon demand, all monies advanced. Such advanced DEFENCE COSTS shall reduce the LIMIT OF LIABILITY except to the extent they have been repaid.

12. CURRENCY

All premium, limits, retentions, LOSS and other amounts under this POLICY are expressed and payable in the currency of the United States of America.

13. HEADINGS

The descriptions in the headings and sub-headings of this POLICY are inserted solely for convenience and do not constitute any part of the terms or conditions hereof.

14. INSUREDS’ REPORTING DUTIES

The INSUREDS and/or the COMPANY shall give written notice to the INSURER of any of the following as soon as practicable after the in-house general counsel or risk manager of the COMPANY first learns thereof:

(a)	any CLAIM, which notice shall include the nature of the WRONGFUL ACT, the alleged injury, the names of the claimants, and the manner in which the INSUREDS or COMPANY first became aware of the CLAIM; or

(b)	any event described in subpart (a) of Clause 8 (Cancellation) above.

If the INSUREDS and/or the COMPANY fail to provide notice of a CLAIM to the INSURER as specified above, the INSURER shall not be entitled to deny coverage for the CLAIM based solely upon late notice unless the INSURER can demonstrate its interests were materially prejudiced by reason of such late notice.

The INSUREDS and the COMPANY shall cooperate with the INSURER and give such additional information as the INSURER may reasonably require.

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Policy Number: FD1260069

The INSUREDS and/or the COMPANY shall give written notice to the INSURER within 30 days after the in-house general counsel or risk manager of the COMPANY first receives or has notice of any:

(i)	material change in the terms or conditions of the UNDERLYING INSURANCE; or

(ii)	non-renewal or cancellation of the UNDERLYING INSURANCE,

occurring during the POLICY PERIOD or the Discovery Period (if elected pursuant to Clause 23 below) and any additional premium reasonably required by the INSURER as a result of such change, nonrenewal or cancellation shall be paid within thirty days of the request therefor by the INSURER.

15. LOSS PROVISIONS

(a)	The time when a CLAIM shall be made for purposes of determining the application of Clause 1 (Insuring Clause) above shall be the date on which the CLAIM is first made against the INSURED.

(b)	If during the POLICY PERIOD or the Discovery Period (if elected pursuant to Clause 23 below), the INSUREDS or the COMPANY first learn of any circumstance that may reasonably be expected to give rise to a CLAIM and, during such period, give written notice of such circumstance to the INSURER then any CLAIM that is subsequently made against the INSUREDS arising out of such circumstance shall be treated as a CLAIM made during the first POLICY YEAR in which the INSUREDS or the COMPANY gave such notice. Such notice shall include the nature of the WRONGFUL ACT, the possible injury, the names of potential claimants and the manner in which the INSUREDS or COMPANY first became aware of the circumstance.

(c)	The COMPANY and the INSUREDS shall, in relation to any notice given under subpart (b) of this Clause 15, give the INSURER such information and cooperation as it may reasonably require and as shall be in the COMPANY’S and the INSUREDS’ power,

16. OTHER INSURANCE

Subject to subparts (b) and (c) of Clause 3 (Exclusions), if other valid and collectible insurance with any other insurer, whether such insurance is issued before, concurrent with, or after inception of this POLICY, is available to the INSUREDS covering a CLAIM also covered by this POLICY, other than the UNDERLYING INSURANCE and insurance that is issued specifically as insurance in excess of the insurance afforded by this POLICY, this POLICY shall be in excess of and shall not contribute with such other insurance. Without limiting the foregoing, this POLICY is specifically excess of and shall not contribute with any insurance which is maintained by a NON-PROFIT OUTSIDE ENTITY and available to an INSURED. Except as allowed by subpart (c) of Clause 1 (Insuring Clause), nothing herein shall be construed to make this POLICY subject to the terms of other insurance.

17. NOTICE

All notices under any provision of this POLICY shall be in writing and given by prepaid express courier or electronic service properly addressed to the appropriate party at the respective addresses as shown in the Declarations, Notice so given shall be deemed to be received and effective upon actual receipt thereof by the party or one day following the date such notice is sent, whichever is earlier. Notice to the INSURER of any CLAIM shall be directed to the attention of the INSURER’s Claims Department. All other notices to the INSURER shall be directed to the attention of the INSURER’s Underwriting Department.

Market Submission - Wording	Page 13 of 28	SR 28/12/11 01

Policy Number: FD1260069

18. REPRESENTATION

By acceptance of this POLICY, the company named in the Declarations agrees to represent the INSUREDS with respect to all matters under this POLICY, including, but not limited to, the giving and receiving of notice of CLAIM or cancellation or desire not to extend the POLICY or election of the Discovery Period, the payment of premiums, the receiving of LOSS payments and any return premiums that may become due under this POLICY, the requesting, receiving, and acceptance of any endorsement to this POLICY, and the submission of a dispute to arbitration.

The INSUREDS agree that said company shall represent them but, for purposes of the investigation, defence, settlement, or appeal of any CLAIM, the INSUREDS who are named as defendants in the CLAIM may, upon notice to the INSURER, replace said company with another agent to represent them with respect to the CLAIM, including giving and receiving of notice of CLAIM and other correspondence, the receiving of LOSS payments, and the submission of a dispute to arbitration.

19. SEVERABILITY, NON RECISSION AND NON AVOIDANCE

(a)	The APPLICATION for coverage shall be construed as a separate APPLICATION for coverage by each INSURED. With respect to the declarations and statements contained in such APPLICATION for coverage, no statement in the APPLICATION or knowledge possessed by any one INSURED shall be imputed to any other INSURED for the purpose of determining the availability of coverage with respect to CLAIMS made against any other INSURED.

The acts, omissions, knowledge, or warranties of any INSURED shall not be imputed to any other INSURED with respect to the coverages applicable under this POLICY.

(b)	This POLICY shall not be rescinded or avoided by the INSURER in whole or in part for any reason.

(c)	In the event that any provision of this POLICY shall be declared or deemed to be invalid or unenforceable under any applicable law, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portion of this POLICY.

20. SPOUSAL LIABILITY

If a CLAIM against an INSURED includes a claim against the INSURED’s lawful spouse solely by reason of (i) such spouse’s status as a spouse of the INSURED, or (ii) such spouse’s ownership interest in property which the claimant seeks as recovery for alleged WRONGFUL ACTS of the INSURED, all loss which such spouse becomes legally obligated to pay by reason of such CLAIM shall be treated for the purposes of this POLICY as LOSS which the INSURED becomes legally obligated to pay by reason of the CLAIM made against the INSURED. Such spousal loss shall be covered under the POLICY only if and to the extent such loss would be covered if incurred by the INSURED.

The coverage extension afforded by this Clause 20 does not apply to the extent such CLAIM alleges a wrongful act or omission by the INSURED’s spouse.

21. SUBROGATION

(a)	In as much as this POLICY is excess insurance, the INSUREDS’ right of recovery against any person or organisation cannot be exclusively subrogated to the INSURER. It is, therefore, understood and agreed that in case of any payment hereunder, the INSURER will act in concert with all other interests concerned (including the INSURED), in the exercise of such rights of recovery. The apportioning of any amounts that may be so recovered shall follow the principle that any interest (including the INSUREDS’) that has paid an amount over and above any payment hereunder, shall first be reimbursed up to the amount paid by it, the INSURER is then to be reimbursed out of any balance then remaining up to the amount paid hereunder; lastly, the interests (including the INSUREDS’) of which this coverage is in excess are entitled to claim the residue, if any. Expenses necessary to the recovery of any such amounts shall be apportioned between the interests concerned (including the INSUREDS’), in the proportion of their respective recoveries as finally settled. If there should be no recovery in proceedings instituted solely on the initiative of the INSURER, the expenses thereof shall be borne by the INSURER.

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Policy Number: FD1260069

(b)	The INSUREDS shall execute all papers reasonably required and shall take all reasonable actions that may be necessary to secure the rights of the INSURER, including the execution of such documents necessary to enable the INSURER effectively to bring suit in the name of the INSUREDS, including but not limited to an action against the COMPANY or the insurer(s) of the UNDERLYING INSURANCE for nonpayment of indemnity due and owing to the INSUREDS by the COMPANY or the insurer(s), respectively.

(c)	For purposes of determining any impairment of the LIMIT OF LIABILITY by payment of LOSS, any amounts actually recovered by the INSURER (net of INSURER’S expenses associated with such recovery) shall be deemed to reduce such impairment.

(d)	In no event shall the INSURER exercise its rights of subrogation against an INSURED unless and to the extent subpart (a) or (b) of Clause 3 (Exclusions) applies to such INSURED.

22. ACQUISITION, CREATION OR DISPOSITION OF AND COVERAGE RELATING TO SUBSIDIARIES

(a)	Coverage shall apply to the INSUREDS of any subsidiary corporation or limited liability company in which more than 50% of the outstanding securities representing the present right to vote for election of directors is owned, directly or indirectly, in any combination, by the COMPANY and/or one or more of its SUBSIDIARIES, and which is acquired or created after the inception of this POLICY, if written notice is given to the INSURER within sixty (60) days after the acquisition or creation, and any additional premium required by the INSURER is paid within thirty (30) days of the request therefore by the INSURER. The INSURER waives the obligation to provide notice and to pay any additional premium if the assets of such newly created or acquired company are not more than 25% of the total assets of the COMPANY. The coverage provided for the INSUREDS of such new subsidiary shall be limited to CLAIMS for WRONGFUL ACTS actually or allegedly taking place subsequent to the date of acquisition or creation of the subsidiary.

(b)	Coverage shall not apply to directors, officers and employees of any subsidiary, including a SUBSIDIARY as defined in Clause 2 (Definitions) above, for CLAIMS for WRONGFUL ACTS actually or allegedly taking place when the COMPANY and/or one or more of its SUBSIDIARIES, directly or indirectly, in any combination, did not own more than 50% of the outstanding securities representing the then right to vote for election of directors or officers in such subsidiary.

23. DISCOVERY PERIOD

(a)	If the INSURER or the COMPANY elects not to renew this POLICY then the INSUREDS shall have the right, upon payment of an additional premium of 100% of the sum of all premiums otherwise paid or due for the last POLICY YEAR, to a continuation of the reporting period of this POLICY in respect of any CLAIMS first made against the INSUREDS or any of them during a period (hereinafter referred to as the “Discovery Period”) after the end of the POLICY PERIOD, but only if the CLAIMS are based on WRONGFUL ACTS alleged to have been committed prior to the end of the POLICY PERIOD. Such CLAIMS shall be deemed to have been made during the last POLICY YEAR, provided that notification is in accordance with Clause 14 or 15 above. The right to elect the Discovery Period shall terminate, however, unless written notice of such election together with the additional premium is received by the INSURER within thirty (30) days after the end of the POLICY PERIOD. Any premium paid for the Discovery Period is not refundable.

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Policy Number: FD1260069

(b)	The length of the Discovery Period shall be the same amount of time as the length of the POLICY PERIOD, subject to a maximum Discovery Period of one year.

(c)	The offer by the INSURER of renewal at a premium different from the premiums for the expiring POLICY YEAR shall not constitute an election by the INSURER not to renew this POLICY,

(d)	The LIMIT OF LIABILITY provided during the Discovery Period is part of and not in addition to the LIMIT OF LIABILITY provided during the immediately preceding POLICY YEAR, and there shall be no separate or additional LIMIT OF LIABILITY for the Discovery Period.

24. INSOLVENCY

In the event of the appointment of a licensed insolvency practitioner to take control of, supervise, manage or liquidate the COMPANY under the UK Insolvency Act 1986 as amended from time to time or equivalent provisions under applicable law and LOSS exceeds the remaining available LIMIT OF LIABILITY, the INSURER shall:

(a)	first pay LOSS allocable to WRONGFUL ACTS that are actually or allegedly caused, committed, or attempted prior to the appointment of such insolvency practitioner, then

(b)	with respect to whatever remaining amount of the LIMIT OF LIABILITY is available after payment under (a) above, pay LOSS allocable to WRONGFUL ACTS that are actually or alleged caused, committed, or attempted after the appointment of such insolvency practitioner.

Market Submission - Wording	Page 16 of 28	SR 28/12/11 01

Contract of Insurance

Insured:	AMPAL AMERICA ISRAEL CORPORATION

Policy No:	B0823FD1260067

Renewing Policy No: B0823FD1160067

Period:	01 Jan 2012 To 01 Jan 2013

Type:	Directors and Officers Liability and Company Reimbursement Liability Insurance

Limit:	As stated in the Schedule

Aon Limited

Registered Office: 8 Devonshire Square | London | EC2M 4PL | United Kingdom

Registered in London No. 210725 | VAT Registration No. 480 8401 48

t +44 (0)20 7623 5500

f +44 (0)20 7621 1511

Aon Limited is authorised and regulated by the Financial Services Authority in respect of insurance mediation activities only

Part I:

Risk Details

Aon Limited is authorised and regulated by the Financial Services Authority in respect of insurance mediation activities only

Policy Number: FD1260067

Schedule

Unique Market Reference	FD1260067

Type	Director	s and Officers Liability and Company Reimbursement Liability Insurance

Policyholder	Ampal American Israel Corporation

Address	10 Abba Even St. Ackerstein Tower C, 9th Floor P.O. Box 12215 Herzliya 46733 Israel

Policy Period	From: 1 January 2012 To: 1 January 2013 Both days inclusive at 12.01 am Local Standard Time at the address shown above

Limit of Liability	USD 10,000,000 in the aggregate for the Policy Period including costs and expenses

Plus

In addition 20% Defence Costs outside limit of liability (Israel Only) USD 2,000,000

Basis of Loss	Claims made

Retention	USD 0 each and every claim under Insurance Cover A

Insurance Cover B and Indemnifiable Loss:

USD 50,000 each and every claim worldwide except USA / Canada USD 100,000 each and every claim in USA / Canada USD 250,000 each and every SEC/Securities Entity Cover Claim in the USA/Canada

Interest	Directors and Officers Liability

Territorial Limits	Worldwide

Conditions	1.	Wording as attached

	2.	Continuity Dates:
Prior and Pending Litigation: 29th January 2002 Pollution Claims: 29th January 2002

	3.	Extension 4.2 New Subsidiary asset threshold Subsidiaries registered and /or listed worldwide(excluding USA and/or Canada listed subsidiaries): 25% of the total assets of the policyholder, however not less than USD 25,000,000

	4.	Retroactive Date - Unlimited

Market Submission - Schedule	Page 5 of 5	MB 19/12/11 02

Policy Number: FD1260067

Choice of Law & Jurisdiction	As per wording (Endorsement 1: General Provisions 5.13)

Notice of Claims	Notice of all claims and/or circumstances should be made to ukficialms@aon.co.uk, Notifications may be copied in writing to Head of Claims, Financial Services Group, Aon Limited, 8 Devonshire Square, London, EC2M 4PL, England.

Premium	USD 118,000

Extended Reporting Period	75% of the annual premium for an additional period of 12 months

Payment Terms	None

Taxes payable by Insured and administered by Insurers	None

Taxes payable by Insurers and administered by the Insured or their agent	None

Recording, Transmitting and Storing Information	Aon Limited may retain risk and claim data I information / documents / electronically, and where this is done these documents shall be regarded with the same legal effect as the original document.

Market Submission - Schedule	Page 6 of 5	MB 19/12/11 02

Policy Number: FD1260067

Part II:

Contract Wording and Clauses

Market Submission - Part II Divider	Page 7 of 5	MB 19/12/11 02

Policy Number: FD1260067

CorporateGuard for Directors & Officers

In consideration of the payment of the premium, the insurer agrees as follows:

1.	Insurance Cover

A:	DIRECTORS AND OFFICERS LIABILITY

The insurer shall pay the loss of each Insured resulting from any claim first made against the insured during the policy period for any wrongful act in the insured’s capacity as a director, officer or employee of the company except for and to the extent that the company has indemnified the insured.

B:	CORPORATE REIMBURSEMENT

The insurer shall pay the loss of the company resulting from any claim first made against the insured during the policy period for any wrongful act in the insured’s capacity as a director, officer or employee of the company but only when and to the extent that the company has indemnified the insured for the loss.

Subject to the terms and conditions of this policy, the insurer shall advance defence costs resulting from any claim before its final resolution.

2.	Definitions

2.1	Associated Company means any company of which the policyholder owns on or before the inception of the policy period more than 20 per cent but less than or equal to 50 per cent of the issued and outstanding voting shares either directly or indirectly through one or more of its subsidiaries.

2.2	Claim means:

(i)	any suit or proceeding brought by any person or organisation against an insured for monetary damages or other relief, including non-pecuniary relief;

(ii)	any written demand from any person or organisation that it is the intention of the person or organisation to hold an insured responsible for the results of any specified wrongful act;

(c)	any criminal prosecution brought against an insured;

(iv)	any administrative or regulatory proceeding or official investigation regarding any specified wrongful act of an insured;

any claim or claims arising out of, based upon or attributable to a single wrongful act shall be considered to be a single claim for the purposes of this policy.

2.3	Company means the policyholder specified in the Schedule and any subsidiary, division, sector, region, product group or other internal company structure or segment detailed in an organisation chart or similar document and which has been granted this status by the policyholder or any subsidiary before the date of the wrongful act.

2.4	Continuity date(s) means the date(s) specified in the Schedule. The pending and prior litigation continuity date shall be the date from which the policyholder has maintained uninterrupted cover with the insurer, or with any other insurer if the initial proposal form submitted to such insurer is provided to and accepted by the insurer at the inception of this policy, or such other date(s) as agreed with the insurer.

2.5	Defence costs means reasonable and necessary fees, costs and expenses incurred with the written consent of the insurer (including premiums for any appeal bond, attachment bond or similar bond, but without obligation to apply for or furnish any bond) resulting solely from the investigation, adjustment, defence and appeal of any claim but shall not include the salary of any insured.

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Policy Number: FD1260067

2.6	Director or officer means any natural person duly appointed or elected as a director or officer of the company.

2.7	Discovery period means the period of time specified in Extension 4.4, immediately following the termination of this policy during which written notice may be given to the insurer of any claim first made against the insured during such period of time for any wrongful act occurring prior to the end of the policy period and otherwise covered by this policy.

2.8	Employment practice claim means any claim or series of related claims relating to a past present or prospective employee of the company and arising out of any actual or alleged unfair or wrongful dismissal, discharge or termination, either actual or constructive, of employment, employment-related misrepresentation, wrongful failure to employ or promote, wrongful deprivation of career opportunities, wrongful discipline; failure to furnish accurate job references; failure to grant tenure or negligent employee evaluation; or sexual or workplace or racial or disability harassment of any kind (including the alleged creation of a harassing workplace environment); or unlawful discrimination, whether direct, indirect, intentional or unintentional, or failure to provide adequate employee policies and procedures.

2.9	Full annual premium means the annual premium level in effect immediately prior to the end of the policy period.

2.10	Insured means any natural person who was, is, or shall become a director or officer of the company. Cover will automatically apply to any natural person who becomes a director or officer after the inception date of this policy. Insured shall include any employee of the company, but only for a claim or claims alleging wrongful act(s) committed by the employee in a managerial or supervisory capacity. With respect to an employment practice claim only, insured shall include any past, present or future employee of the company.

2.11	Insurer means the XL Insurance Company Limited.

2.12	Loss means damages, judgments, settlements and defence costs; however, loss shall not include civil or criminal fines or penalties imposed by law, non-compensatory damages including punitive or exemplary damages (other than damages awarded for libel and slander), taxes, any amount for which the insured is not legally liable or matters which may be considered uninsurable under the law pursuant to which this policy shall be construed. Damages, judgments, settlements and defence costs incurred in more than one claim against the insured but resulting from a single wrongful act shall constitute a single loss.

2.13	No liability means:

(i)	a final judgment of no liability obtained prior to trial in favour of all insureds by reason of a motion to dismiss or a motion for summary judgment after the exhaustion of all appeals; or

(ii)	a final judgment of no liability obtained after trial in favour of all insureds, after the exhaustion of all appeals.

In no event shall the term no liability apply to a claim made against an insured for which a settlement has occurred.

2.14	Not-for-profit entity means an entity registered under the Charities Act 1993 (United Kingdom) or any similar entity organised under the laws of any other jurisdiction, or a trade association which for the purposes of this policy shall mean a body of persons, whether incorporated or not, which is formed for the purpose of furthering the trade interests of its members, or of persons represented by its members.

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Policy Number: FD1260067

2.15	Outside entity means any associated company, any not-for-profit entity or any other corporation, partnership, joint venture or other organisation which has been listed by endorsement to this policy.

2.16	Pollcyholder means the organisation specified in the Schedule.

2.17	Policy period means the period of time from the inception date to the expiry date specified in the Schedule.

2.18	Pollutants include (but are not limited to) any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapour, soot, fumes, acids, alkalis, chemicals and waste. Waste includes (but is not limited to) material to be recycled, reconditioned or reclaimed.

2.19	Security means any note, stock, bond, debenture, evidence of indebtedness, share or other equity or debt security of the company, and shall include any certificate of interest or participation in, receipt for, warrant or other right to subscribe to or purchase, voting trust certificate relating to, certificate of deposit for, or other interest in any of the foregoing.

2.20	Single wrongful act means a wrongful act or any related, continuous or repeated wrongful acts, whether committed by the insured individually or by more than one insured and whether directed to or affecting one or more than one person or legal entity.

2.21	Subsidiary means companies in which the policyholder, either directly or indirectly through one or more of its subsidiaries;

(i)	controls the composition of the board of directors; or

(ii)	controls more than half of the voting power; or

(iii)	holds more than half of the issued share capital.

Cover for any claim against any of the directors, officers and employees of any subsidiary shall apply only for wrongful act(s) committed while such company is a subsidiary of the policyholder. However, upon written request by the policyholder, the insurer shall consider, after assessment and evaluation of the increased exposure, granting cover for wrongful act(s) committed prior to the acquisition of the subsidiary by the policyholder.

2.22	Transaction means any one of the following events:

(i)	the policyholder consolidates with or merges into or sells all or substantially all of its assets to any other person or entity or group of persons and/or entities acting in concert; or

(ii)	any person or entity, whether individually or together with any other person or persons, entity or entities acquires an amount of the outstanding shares representing more than 50 per cent of the voting power for the election of directors of the policyholder, or acquires the voting rights for such an amount of the shares.

2.23	Wrongful act means any actual or alleged breach of duty, breach of trust, neglect, error, misstatement, misleading statement, omission, breach of warranty of authority or other act by the directors, officers or employees in their respective capacities as a director, officer or employee of the company or as a director or officer of any outside entity, or any matter claimed against them solely because of their status as a director, officer or employee of the company.

3.	Exclusions

The insurer shall not be liable to make any payment for loss in connection with any claim made against the insured:

3.1	arising out of, based upon or attributable to:

Market Submission - Wording	Page 10 of 5	MB 19/12/11 02

Policy Number: FD1260067

(i)	the gaining in fact of any personal profit or advantage to which the insured was not legally entitled;

(ii)	profits in fact made from the purchase or sale by the insured of securities of the company within the meaning of Section 16(b) of the Securities Exchange Act of 1934 (USA) and any amendments thereto or similar provisions of any state statutory law;

(iii)	the committing in fact of any dishonest or fraudulent act.

For the purpose of determining the applicability of these exclusions, the wrongful act of any insured shall not be imputed to any other insured. These exclusions shall only apply if it is established through a judgment, or any other final adjudication adverse to the insured, or any admission by an insured that the relevant conduct did in fact occur;

3.2	arising out of, based upon or attributable to the facts alleged or to the same or related wrongful act(s) alleged or contained in any claim which has been reported or in any circumstances of which notice has been given under any policy of which this policy is a renewal or replacement or which it may succeed in time;

3.3	arising out of, based upon or attributable to any pending or prior litigation as of the pending and prior litigation continuity date specified in the Schedule, or alleging or deriving from the same or essentially the same facts as alleged in the pending or prior litigation;

3.4	which are brought by or on behalf of any insured or the company, provided, however, that this exclusion shall not apply to:

(i)	any employment practice claim brought by any insured;

(ii)	any claim brought or maintained by an insured for contribution or indemnity, if the claim directly results from another claim otherwise covered under this policy;

(iii)	any shareholder derivative action brought or maintained on behalf of the company without the solicitation, assistance or participation of any insured or the company;

(iv)	any claim brought or maintained by a liquidator, receiver or administrative receiver either directly or derivatively on behalf of the company without the solicitation, assistance or participation of any insured or the company;

(v)	any claim brought or maintained by any former director, officer or employee of the company.

3.5	arising out of, based upon or attributable to or in any way involving, directly or indirectly, the actual, alleged or threatened discharge, dispersal, release or escape of pollutants; or any direction or request to test for, monitor, clean up, remove, contain, treat, detoxify or neutralise pollutants, nuclear material or nuclear waste.

Provided, however, that this exclusion shall not apply to any claim made against the insured by any shareholder of the company either directly or derivatively, alleging damage to the company or its shareholders, unless on or before the pollution continuity date specified in the Schedule, the company, the insured or any employee of the company with managerial responsibilities over environmental affairs, control or compliance, knew or could have reasonably foreseen that there existed any situation, circumstance or wrongful act which could have given rise to a claim against the company, or the insured.

3.6	in a capacity as trustee or fiduciary under law (statutory or non-statutory including common) or administrator of any pension, profit sharing or employee benefits programme, including but not limited to an actual or alleged violation of the responsibilities, obligations or duties imposed by the Employee Retirement Income Security Act of 1974 (USA) or the Pensions Act 1995 (UK) and any amendments

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Policy Number: FD1260067

thereto or any similar provisions of the law, common or statutory, of any state, territory, jurisdiction, or political subdivision thereof;

3.7	arising out of, based upon or attributable to any act or omission in the insured’s capacity as a director or officer of any entity other than the company, or by reason of the insured’s status as a director, officer or employee of the other entity, other than as provided in Extension 4.3;

3.8	for bodily injury, sickness, disease, death or emotional distress of any person, or damage to or destruction of any tangible property, including loss of use thereof; provided, however, that any claim for emotional distress shall not be excluded with respect to an employment practice claim.

4.	Extensions

Subject to all of the terms and conditions of this policy, cover is extended as follows:

4.1	Representation at Investigations and Examinations

This policy shall provide cover for any reasonable and necessary fees, costs and expenses incurred with the prior written consent of the insurer resulting from any legally required attendance by any director, officer or employee of the company at any official investigation, examination, inquiry or other similar proceeding in relation to the affairs of the company.

4.2	New Subsidiaries

Cover under this policy is extended to any subsidiary which the policyholder acquires or creates after the inception date of this policy provided that the subsidiary:

(i)	has total gross assets which are less than the amount specified in the Schedule either in the United States of America or Canada;

and

(ii)	does not have a listing of any of its securities on any exchange in the United States of America or Canada.

If a newly acquired or created subsidiary fails to meet conditions (i) and (ii) above the policyholder may request an extension of this policy for such subsidiary provided that the policyholder shall give the insurer sufficient details to permit the insurer to assess and evaluate the insurer’s potential increase in exposure. The insurer shall be entitled to amend the policy terms and conditions, during the policy period, including by the charging of a reasonable additional premium.

Unless otherwise agreed, cover as is afforded to the directors, officers or employees of any subsidiary by virtue of this extension shall only apply for wrongful act(s) committed while such company is or was a subsidiary of the policyholder.

4.3	Outside Directorships
Cover includes loss arising from any claim made against any insured who was, is or may become, at the specific request of the company, a director or officer of any outside entity for any wrongful act in the insured’s capacity as a director or officer of the outside entity.

This cover shall be specifically excess of any insurance in force in respect of the outside entity as well as any indemnification provided by the outside entity. If the other insurance is provided by the insurer or any member company of American International Group (or would be provided except for the application of the retention amount or the exhaustion of the limit of liability), then the total aggregate limit of liability for all loss covered by virtue of this extension shall be reduced by the limit of liability specified in the schedule of the other American International Group insurance provided to the outside entity.

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Policy Number: FD1260067

The cover provided by this clause shall not apply in connection with any claim made against any insured by the outside entity, any of its directors or officers or any shareholder of the outside entity holding more than 20 per cent of the issued and outstanding voting share capital of the outside entity.

4.4	Discovery Period
If the policyholder refuses to renew this policy, then the policyholder shall have the right, upon payment of an additional premium of 25 per cent of the full annual premium to a discovery period of 12 months following the effective date of non-renewal.

If the insurer refuses to offer any terms or conditions to renew this policy, then the policyholder shall have the right to purchase the following discovery periods:

(a)	12 months for 25 per cent of the full annual premium; or

(b)	24 months for 50 per cent of the full annual premium; or

(c)	36 months for 75 per cent of the full annual premium.

The insured shall be entitled to a 30 day discovery period at no additional premium if this policy is not renewed by either the policyholder or the insurer. If the policyholder elects to purchase a discovery period, this 30-day discovery period shall be part of and not in addition to the purchased discovery period.

To purchase the discovery period, the policyholder must request its purchase in writing within 15 days of the termination date of the policy and must tender the additional premium within 30 days of the termination date. The additional premium is not refundable and the discovery period is not cancellable.

If a transaction takes place, then the policyholder shall not have the right to purchase a discovery period as set out above. However, the policyholder shall have the right within 30 days of the end of the policy period to request an offer from the insurer of a discovery period for up to 72 months. The insurer shall offer a discovery period with terms, conditions and premium as the insurer may reasonably decide.

4.5	Heirs, Estates and Legal Representatives
If an insured dies, becomes incompetent, insolvent or bankrupt, this policy shall cover loss arising from any claim made against the estate, heirs, or legal representatives of the insured for any wrongful act of such insured.

4.6	Joint Property Liability

This policy shall cover loss arising from any claim made against the lawful spouse (whether that status is derived by reason of the statutory law, common law or otherwise of any applicable jurisdiction in the world) of an insured for any claim arising out of his or her status as the spouse of an insured including any claim that seeks damages recoverable from marital community property or property jointly held by the insured and the spouse; provided, however, that this extension shall not afford cover for any claim for any wrongful act of the spouse and that this policy shall apply only to wrongful act(s) of an insured.

5.	General provisions

5.1	Representation and Severability
In granting cover to any one insured, the insurer has relied upon the material statements and particulars in the proposal together with its attachments and other information supplied. These statements, attachments and Information are the basis of cover and shall be considered incorporated and constituting part of this policy.

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Policy Number: FD1260067

The proposal shall be construed as a separate proposal by each of the insured. With respect to statements and particulars in the proposal, no statements made or knowledge possessed by any insured shall be imputed to any other insured to determine whether cover is available for any claim made against such other insured.

5.2	Changes in Risk During Policy Period

(i)	If during the policy period a transaction takes place, then the cover provided under this policy is amended to apply only to wrongful act(s) committed prior to the effective date of the transaction.

(ii)	If during the policy period, the company decides to make an initial offering of its securities in any jurisdiction, whether its securities are already traded or not, by any means, public or private, then as soon as the information is publicly available, the company shall provide the insurer with any prospectus or offering statement for the insurer’s evaluation and assessment of the increased exposure of the insured and the insurer shall be entitled to amend the terms and conditions of this policy and/or charge a reasonable additional premium reflecting the increase in exposure.

At the policyholder’s request, prior to the public announcement of such securities offering, the insurer shall evaluate and assess the increased exposure and advise of all necessary amendments to the terms and conditions of this policy and additional premium.

In this event and at the request of the policyholder, the insurer will enter into a confidentiality agreement with the policyholder relating to any information provided regarding the proposed securities offering.

5.3	Limit of Liability
The limit of liability specified in the Schedule is the total aggregate limit of the insurer’s liability for all loss, arising out of all claims made against all insureds under all insurance covers under this policy combined. The limit of liability for the discovery period shall be part of and not in addition to the total aggregate limit of liability for the policy period. Loss arising from any claim which is made subsequent to the policy period or discovery period which pursuant to General provision 5.5 is considered made during the policy period or discovery period shall also be subject to the same total aggregate limit of liability. Defence costs are not payable by the insurer in addition to the total aggregate limit of liability. Defence costs are part of loss and are subject to the total aggregate limit of liability for loss.

5.4	Retention
The insurer shall only be liable for the amount of loss arising from a claim which is in excess of the retention amount specified in the Schedule with regard to all loss under all insurance covers under this policy for which the company has indemnified or is permitted or required to indemnify the insured. The retention amount is to be borne by the company and shall remain uninsured. A single retention amount shall apply to loss arising from all claims alleging a single wrongful act.

Provided, however, that no retention shall apply and the insurer shall thereupon reimburse any defence costs paid by the company, in the event of:

(i)	a determination of no liability of all insureds, or

(ii)	a dismissal or a stipulation to dismiss the claim without prejudice and without the payment of any consideration by any insured.

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Provided, however, that in the case of (ii) above, such reimbursement shall occur 90 days after the date of dismissal or stipulation as long as the claim is not re-brought (or any other claim which is subject to the same single retention by virtue of this General provision 5.4 is not brought) within that time, and further subject to an undertaking by the company in a form acceptable to the insurer that such reimbursement shall be paid back by the company to the insurer in the event the claim (or any other claim which is subject to the same single retention by virtue of this General provision 5.4) Is brought after such 90 day period.

5.5	How to Give Notice and Report a Claim

(i)	Notice of a claim or of circumstances which may result in a claim shall be given in writing to insurers via Aon Limited, Financial Services Group, 8 Devonshire Square, London, EC3M 4PL. If posted the date of posting shall constitute the date that notice was given, and proof of posting shall be sufficient proof of notice.

(ii)	The company or the insured shall, as a condition precedent to the obligations of the insurer under this policy, give written notice to the insurer of any claim made against an insured as soon as practicable and either:

(a)	any time during the policy period or during the discovery period;

or

(b)	within 30 days after the end of the policy period or the discovery period, as long as such claim(s) is reported no later than 30 days after the date such claim was first made against an insured.

(iii)	If, during the policy period or during the discovery period written notice of a claim against an insured has been given to the insurer pursuant to the terms and conditions of this policy, then any claim arising out of, based upon or attributable to the facts alleged in the claim previously notified to the insurer or alleging a single wrongful act which is the same as or related to any wrongful act alleged in the previously notified claim, shall be considered made against the insured and reported to the insurer at the time the first notice was given.

(iv)	If during the policy period or during the discovery period, the company or the insured shall become aware of any circumstances which may reasonably be expected to give rise to a claim being made against an insured and shall give written notice to the insurer of the circumstances and the reasons for anticipating a claim, with full particulars as to dates and persons involved, then any claim which is subsequently made against an insured and reported to the insurer arising out of, based upon or attributable to the circumstances or alleging any wrongful act which is the same as or related to any wrongful act alleged or contained in those circumstances, shall be considered made against the insured and reported to the insurer at the time the notice of the circumstances was first given.

5.6	Advancement of Costs
The insurer shall advance to the insured or the company defence costs under all insurance covers under this policy before the final disposition of the claim.

The advance payments by the insurer shall be repaid to the insurer by the company or the insured, severally according to their respective interests, in the event and to the extent that the company or the insured shall not be entitled to payment of the loss under the terms and conditions of this policy.

In the event and to the extent that the company is permitted or required to indemnify the insured but for whatever reason fails to do so, the insurer will advance all defence costs to the insured on behalf of the company. In this case, however, the retention amount specified in the Schedule shall be repaid by the company to the insurer, unless the company is insolvent.

5.7	How Defence Will Be Conducted
The insured shall have the right and duty to defend and contest any claim. The insurer shall have the right to effectively associate with the insured and the company in the defence and settlement of any claim that appears reasonably likely to involve the insurer, including but not limited to effectively associating in the negotiation of any settlement.

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The insured shall not admit or assume any liability, enter into any settlement agreement, stipulate to any judgment or incur any defence costs without the prior written consent of the insurer as a condition precedent to the insurer’s liability for loss arising out of the claim. Only those settlements, stipulated judgments and defence costs which have been consented to by the insurer shall be recoverable as loss under the terms of this policy. The insurer's consent shall not be unreasonably withheld, provided that the insurer shall be entitled to effectively associate in the defence and the negotiation of any settlement of any claim in order to reach a decision as to reasonableness.

The company and the insured shall give the insurer full co-operation and all information as it may reasonably require as a condition precedent to the insurer’s liability for loss arising out of the claim. In the event that a dispute arises between the insurer and the insured regarding whether or not to contest any legal proceedings, neither the insured nor the company shall be required to contest any legal proceedings unless a Queen’s Counsel or equivalent (to be mutually agreed by the policyholder and the insurer) shall advise that the proceedings should be contested. The cost of the Queen’s Counsel shall be borne by the insurer.

5.8	Allocation
	(i)	The insurer has no obligation under this policy for defence costs incurred by the company, or any judgments rendered against or settlements by the company, or any obligation to pay loss arising out of any legal liability that the company has to the third party claimant. Accordingly, with respect to:

(a) defence costs jointly incurred by;

(b) any joint settlement made by; and/or

(c) any adjudicated judgment of joint and several liability rendered against the company and any insured, the company and the insured and the insurer agree to use their best efforts to determine a fair and proper allocation of the amounts as between the company and the insured and the insurer, taking into account the relative legal and financial exposures of and the relative benefits obtained by the insured and the company.

	(ii)	In the event that any claim involves both covered matters and matters not covered under this policy, a fair and proper allocation of any defence costs, judgments and/or settlements shall be made between the company, the insured and the insurer taking into account the relative legal and financial exposures attributable to covered matters and matters not covered under this policy.

	(iii)	In the event that a determination as to the amount of defence costs to be advanced to the insured under this policy cannot be agreed to, then the insurer shall advance defence costs which the insurer states to be fair and proper until a different amount shall be agreed upon or determined pursuant to the provisions of this policy and applicable law.

5.9	Subrogation
In the event of any payment under this policy, the insurer shall be subrogated to the extent of such payment to all of the company’s and the insured’s rights of recovery in respect of the payment, and the company and the insured shall execute all papers required and shall do everything that may be necessary to secure any rights including the execution of any documents necessary to enable the insurer effectively to bring suit in the name of the company and/or the insured.

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5.10	Other insurance
Unless otherwise required by law, any insurance as is provided under this policy shall apply only as excess over any other valid and collectible insurance.

5.11	Notice and Authority
It is agreed that the policyholder shall act on behalf of its subsidiaries and all insureds with respect to the giving and receiving of notice under this policy, including the giving of notice of claim, the payment of premiums that may become due under this policy, the receipt and acceptance of any endorsements issued to form a part of this policy and the exercising or declining to exercise any right to a discovery period.

5.12	Assignment
This policy and any rights hereunder cannot be assigned without written consent of the insurer.

5.13	Jurisdiction and Governing Law
Any interpretation of this policy relating to its construction, validity or operation shall be made in accordance with the laws of Israel.

The parties agree to submit to the exclusive jurisdiction of the High Court of Israel

5.14	Plurals and Titles
The titles of these paragraphs are for convenience only and do not lend any meaning to this contract. In this policy words in italics have special meaning and are defined.

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Policy Number: FD1260067

The following clause(s) attach to and form part of the contract.

ENDORSEMENT NO.1

AMENDMENTS AND EXTENSIONS ENDORSEMENT

The following clause(s) attach to and form part of the contract.

POLICY WORDING AMENDMENTS

1.	Preamble - The preamble is amended to read as follows:-

In consideration of the undertaking for the payment of the premium the insurer agrees as follows:

2.	Definitions

	2.1	Associated Company - The definition is amended to read as follows:

Associated company means any company of which the policyholder owns on or owned prior to inception of the policy period or acquires during the policy period any amount which is less than 50 per cent of the issued and outstanding voting or equity shares either directly or indirectly through one or more of its subsidiaries.

	2.2	Claim - Definition amended to read as follows:
In sub clause (i), after the words “any suit or proceeding” the following words are added “including but not limited to any civil proceeding, third party proceeding, counter claim, arbitration proceeding or mediation proceeding”
In sub clause (iii) after the word “prosecution” the following words are added “and/or proceeding”;

After sub clause (iv), the following sentence is added:

(v) an extradition proceeding

	2.3	Company - The definition is amended to read as follows:

Company means the policyholder specified in the Schedule and any subsidiary, partnership, division, sector, region, product group or other internal company structure or segment detailed in an organisation chart or similar document and which has been granted this status by the policyholder or any subsidiary before the date of the wrongful act.

Company is amended to include Ampal-American Israel Corporation,
Address:
555 Madison Avenue New York
NY 10022
United States of America

	2.5	Defence costs - The definition is amended to read as follows:

Defence costs means reasonable and necessary fees, costs, and expenses incurred with the written consent of the insurer, which shall not be unreasonably withheld or unduly delayed (including premiums for any

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appeal bond, attachment bond or similar bond, but without obligation to apply for or furnish any bond) resulting solely from the investigation, adjustment, defence and appeal of any claim but shall not include the salary of any insured.

For the avoidance of doubt it is agreed that should a conflict of interest exist between any of the insured, then at their request and always subject to the written consent of the insurer, which shall not be unreasonably withheld or unduly delayed, separate counsel may be appointed to protect their respective interests.

2.6	Director or officer - The definition is amended to read as follows:

Director or officer means any natural person who was, now is, or shall be a director or officer of the company. The terms director and officer shall also mean any equivalent position under the laws of any jurisdiction including, but not limited to any entity and its nominated representative. Without derogating from the generality of the term director or officer, the term shall also include any director, substitute director, president, general manager, managing director, chief business director, deputy general manager, chief executive officer, vice general manager, treasurer, chief financial manager, bursar, comptroller, internal auditor, internal legal counsel, company secretary, observer, any other manager who is directly subject to the authority of the general manager and any other natural person who fulfils a function mentioned above even if his title differs therefrom, and any authorised signatory of any disclosure in any financial report or in any other regulatory report of the company.

2.8	Employment Practice Claim - The definition is amended to read as follows:

Employment Practice Claim means a claim alleging an employment practice violation.

2.10	Insured - The definition is amended to read as follows:
Insured means any natural person who was, is, or shall become a director or officer of the company,
Cover will automatically apply to any natural person who becomes a director or officer after the inception date of this policy. Without derogating from the generality of the above the definition shall expressly include the following:
(i)	Any non-salaried officer of the company, engaged in accordance with a management service agreement between the company and the non-salaried officer or between the company and an entity fully controlled by the non-salaried officer.
The insurer shall not exercise its right of subrogation against such an entity and its employees, unless the non-salaried officer by whom the entity is controlled, has been convicted of a deliberate criminal act, or has been determined to have committed a deliberate fraudulent act, or has obtained any profit or advantage to which the non-salaried officer or the said entity were not legally entitled.
(ii)	Any officer of a company whose salary is paid (in part or in full) by the policyholder or by any other subsidiary.
(iii)	Only with respect to an employment practice claim, insured shall also include any past, present or future employee of the company.
(iv)	Any person appointed to act as a member of any investment and/or credit committee of a company.
(v)	This policy covers any claim filed against any insured arising out of a wrongful act committed while acting in a managerial capacity in any company of the policyholder.

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2.11	Insurer Definition 2.11 is deleted and replaced by the following:
Insurer means XL Insurance Company Limited

2.12	Loss - The definition is amended to read as follows:

Loss means damages, judgments, settlements and defence costs;
however, loss shall not include:

(i) civil or criminal fines or penalties imposed under statute or law;

(ii) taxes;

(iii) any amount, other than loss incurred by the company as indemnification of the insured, for which the insured is not legally liable;

(iv) matters which are uninsurable under the law applicable to this policy, as noted in amended Exclusion 3.1 (i.v).

Subject to the other terms and conditions of this policy, loss is specifically extended to include punitive and exemplary damages. It is understood and agreed that this extension shall not apply to an employment practice claim, except for employment related defamation,

Damages, judgments, settlements, and defence costs in more than one claim against the insured but resulting from a single wrongful act shall constitute a single loss.

Notwithstanding the foregoing, Loss shall specifically include: (i) civil penalties assessed against any insured pursuant to Section 2(g) 2 (B) of the Foreign Corrupt Practices Act, 15 U.S.C § 78DD-2(g) (2) (B); and (ii) solely with respect to all Claims other than Employment Practice Claims, punitive, exemplary and multiplied damages unless these are deemed to be uninsurable by law.

2.13	No liability
This definition and all provisions referring thereto are deleted in their entirety.

2.14	Not-for-profit entity - The definition is deleted and replaced by the following:

Not-for-profit entity means an entity registered under the Not for Profit Registrar according to the Israeli Not For Profit Law, 1980, or any organisation existing for any educational, research, promotional, training or any similar entity organised under the laws of any other jurisdiction, or a trade association which for the purpose of this policy shall mean a body of persons whether incorporated or not, which is formed for the purpose of furthering the trade interests of its members, or of persons represented by its members.

2.15	Outside entity - The definition is amended to read as follows:

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Policy Number: FD1260067

Outside entity means any associated company, any not-for-profit entity and any other corporation, partnership, joint venture or other organisation in which the participation of a company is less than 50%.

2.20	Single wrongful act - The definition is amended to read as follows:

Single wrongful act means a wrongful act and wrongful act(s) which are the same, related or continuous, or wrongful act(s) which arise from a common nucleus of facts. Claims can allege single wrongful acts regardless of whether such claims involve the same or different claimants, insureds or legal causes of action.

2.21	Subsidiary - This definition is deleted and replaced by the following:

Subsidiary means companies in which the policyholder directly or indirectly through one or more of its subsidiaries:

(i) controls the composition of the majority of the board of directors; or

(ii) controls 50% or more of the voting power; or

(iii) holds 50% or more of the issued share capital.

Cover for any claim against any of the directors, officers and employees of any subsidiary shall apply only for wrongful acts(s) committed whilst such company is or was a subsidiary of the policyholder. However, upon written request by the policyholder, the insurer shall consider, after assessment and evaluation of the increased exposure, granting cover for wrongful act(s) committed prior to the acquisition of the subsidiary by the policyholder.

For the avoidance of any doubt it is clarified that the term subsidiary also includes any subsidiary of a subsidiary as described above.

It is hereby understood and agreed that 2. Definitions 2.22 Transaction is deleted in its entirety and replaced by the following:

2.22	Transaction - The definition is deleted and replaced by the following:

Transaction means any one of the following events:

(i) the policyholder consolidates with or merges into or sells all or substantially all of its assets to any other person or entity or group of persons and/or entities acting in concert; or

(ii) any person or entity, whether individually or together with any other person or persons, entity or entities becomes entitled to exercise more than 50% of the rights to vote at general meetings of the company or control the appointment of directors who are able to exercise a majority of votes at Board meetings of the company, or

(iii) the policyholder becomes a subsidiary of another entity or becomes controlled by another entity; or

(iv) the insolvency, receivership, bankruptcy or liquidation of the policyholder.

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2.23	Wrongful act - This definition is subject to the following amendments:
(i) After the words “warranty of authority” the following words are added “libel, slander, defamation”.

(ii) At the end of the first paragraph, the following sentence is added:
“The term wrongful act shall include any employment practice violation.”

(iii) Furthermore the following is added as a final paragraph to this definition:

“Without derogating from the generality of the foregoing, a wrongful act shall also include any act performed by an insured in his capacity as a director or officer of the company, giving rise to a liability which the company may enter into a contract to insure, pursuant to Article 261 of the Israeli Companies Law 5759-1999, including sub-paragraphs1 to 3 thereof.”

2.24	The following definition is added to the policy:

Employment practice violation means any actual or alleged unfair or wrongful dismissal, discharge or termination, either actual or constructive, of employment, including breach of an implied contract;
employment-related misrepresentation; wrongful failure to employ or promote, wrongful deprivation of career opportunities, wrongful discipline; failure to furnish accurate job references, failure to grant tenure or negligent employee evaluation; sexual or workplace or racial or disability harassment of any kind (including the alleged creation of a harassing workplace environment); unlawful discrimination, whether direct, indirect, intentional or unintentional; failure to provide adequate employee policies and procedures; retaliation (including lockouts); and for the avoidance of doubt, any other claim pursuant to the Employment Rights Act 1996 (or equivalent under the laws of any jurisdiction) relating to any past, present or prospective employee.

2.25	The following definition is added to the policy:

Retaliation means a wrongful act of an insured relating to or alleged to be in response to any of the following activities:

(i) the disclosure or threat of disclosure by an employee to a superior or to any governmental agency or authority of any act by an insured which act is alleged to be a violation of the law, common or statutory, of any state, territory, jurisdiction or political subdivision thereof;

(ii) the actual or attempted exercise by an employee of any right that such employee has under law, including rights under any law relating to employee rights; or

(iii) any employee strike, work to rule or other similar action.

2.26	The following definition is added to the policy:

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Policy Number: FD1260067

US claim means a claim brought or maintained within the jurisdiction of, or based upon acts in or any laws of the Unites States of America, its states, localities, territories or possessions.

	2.27	The following definition is added to the policy:

Extradition proceeding means any extradition proceeding against an insured including any related appeal, any judicial review applications challenging the designation of a territory for the purposes of extradition law, any challenge or appeal of any extradition decision by the responsible governmental authority, or any applications to the European Court of Human Rights or similar court.

3.	Exclusions

	3.1	The following sub-clause (iv) is added to exclusion 3.1:

(iv)	any act or omission actually committed by any insured if such act or omission be deemed to be un-insurable in accordance with article 96(44) of the Companies Ordinance (New Version) 5743-1983 or in accordance with article 263 of the Companies Law 5759 – 1999, however the law above shall be limited to solely to entities registered in Israel, being subject to such laws.

However, it is expressly agreed that in the event of a securities claim in connection with the violation of the Securities Act of 1933 as amended, the Securities Act 1934 as amended or regulations promulgated there under or any other similar federal or state law enacted within the United States of America or Canada (whether statutory, regulatory or common law), the insurer shall be estopped from alleging that the claim is un-insurable in accordance with article 96(44) or article 263 noted above.

It is further agreed that the insurer undertakes that it shall not contend that a wrongful act was committed recklessly by any insured unless it can be proven that such recklessness attained a level equivalent to that of an act committed with actual deliberate intent.

3.4	is subject to the following amendments;

Sub-clause (ii) is amended to read as follows:
(ii) any claim brought or maintained by an insured or the company for contribution or indemnity, if the claim directly results from another claim otherwise covered under this policy or which would have been covered under this policy had the claim been made directly against the said insured.
Sub-clause (iii) is amended to read as follows:
(iii) any shareholder derivative action brought or maintained on behalf of the company without the voluntary solicitation, assistance or participation of any insured or the company
Sub-clause (iv) is amended to read as follows:
(iv) any claim brought or maintained by a liquidator, receiver or administrative receiver either directly or derivatively on behalf of the company without the voluntary solicitation, assistance or participation of any insured or the company
Additional sub-clause (vi) is added as follows:

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(vi)	defence costs in respect of any claim brought outside the United States of America by any insured or by the company (other than as noted the above sub-clauses- i to v above and vii-viii) provided always that the liability of the insurer under this sub-clause shall not exceed US$ 150,000.- in respect of any single claim,
Additional sub-clause (vii) is added as follows:
(vii)	Any claim brought outside the United States of America by:
	a.	any insured,- or
	b.	the company, if prior to making a claim, a written opinion has been given to the company by a senior counsel approved by the insurer, advising that the company on the balance of probabilities will obtain a judgment against the insured in respect of the claim brought against the insured;
(viii)	Sub-clauses (iii and iv) a Whistleblower carve out as follows: Any Claim involving an Insured’s engagement in any activity specified in 18 U.S.C. 1514A (a)

3.5	The paragraph starting with the word: “provided” is deleted in its entirety and replaced with the following:

Provided, however, that this exclusion shall not apply to:

(i) any claim made against the insured by any shareholder of the company either directly or derivatively; or

(ii) defence costs, incurred by the insured in the defence of any other claim, provided that the total aggregate limit of liability for all loss that the insurer shall be liable to pay in respect of any claim or developments thereof for which cover is provided pursuant to this inclusion is specifically sub-limited to $2,500,000.-; This amount being part of and not in addition to the total aggregate limit of liability specified the Schedule and in no way shall serve to increase the insurer’s limit of liability specified therein.

Unless on or before the pollution continuity date specified in the Schedule, the company, the insured or any employee of the company with managerial responsibility over environmental affairs, control or compliance, knew or could have reasonably foreseen that there existed any situation, circumstance or wrongful act which could have given rise to a claim against the company, or the insured.

3.6	The following words are added at the end of exclusion 3.6:

“provided, however, that this exclusion shall not apply to loss arising from a claim for retaliation.”

In addition the words “or administrator of any pension, profit sharing or employee benefits program” will be deleted.

3.8	The final sentence of this exclusion is amended to read as follows:

“provided, however, that any claim for emotional distress shall not be excluded with respect to an employment practice claim or any claim for libel slander or defamation.”

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The following additional exclusions are added to the policy:

3.9	It is hereby understood and agreed that the insurer shall not be liable to make any payment for loss in connection with any claim made against the insured based upon or attributable to the actual public offering of any share capital of the company.

However, in the event of any future public offering, the insurer may consider removal of this exclusion in consideration of such additional premium together with agreement to any revised terms, conditions and/or exclusions as may be required by the insurer.

In this event and at the request of the policyholder, the insurer will enter into a confidentiality agreement with the policyholder relating to any information provided regarding the proposed offering.

For the purposes of this exclusion and for the avoidance of doubt, it is agreed that the expression “any share capital of the company” shall not include any form of financial instrument, debentures, or securities representing share capital of any other entity other than the company.

This exclusion shall not apply to Shelf Registration statements until a prospectus supplement or term sheet has been filed.

This exclusion only applies to future equity offerings of share capital of more than US$ 35,000,000.

With respect to all the exclusions, no conduct of any insured will be imputed to any other insured to determine the applicability of the exclusions.

4.	Extensions

	4.1	REPRESENTATIONS AT INVESTIGATIONS

After the words “Incurred with the prior written consent of the insurer” the following will be added “not to be unreasonably withheld or delayed”.

At the end of the first paragraph the following shall be added:

or any other attendance required of the insured by virtue of his position as director, officer or employee of the company which does not qualify as a claim under definition 2.2 (iv) of this policy, Provided that the liability of the insurer in respect of such other attendance is specifically sub-limited to US$ 1,000,000. This sub-limit is part of and not in addition to the total aggregate limits of liability specified in the Schedule and will in no way serve to increase the limits of liability specified therein.

	4.2	It is hereby understood and agreed that 4. Extensions 4.2 New Subsidiaries is deleted in its entirety and replaced by the following:

New Subsidiaries
Cover under this policy is extended to any subsidiary which the policyholder acquires or creates after the inception date of this policy provided that the subsidiary:

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(i) has total gross assets which are less than the amount specified in the Schedule;

and

(ii) does not have a listing of any of Its securities on any exchange or market in the United States of America or Canada;

If a newly acquired or created subsidiary fails to meet conditions (i) and (ii) above the policyholder may request an extension of this policy for such subsidiary provided that the policyholder shall give the insurer sufficient details to permit the insurer to assess and evaluate the insurer’s potential increase in exposure. The insurer shall be entitled to amend the policy terms and conditions, during the policy period, including by the charging of a reasonable additional premium to reflect the increase in exposure.

Notwithstanding the above, if a newly acquired or created subsidiary fails to meet condition (i), an automatic coverage of 30 days shall be provided for such subsidiary, commencing from the date of the acquisition or creation.

Unless otherwise agreed, cover as is afforded to the directors, officers or employees of any subsidiary by virtue of this extension shall only apply for wrongful act(s) committed while such company is or was a subsidiary of the policyholder.

4.3	Outside directorships - The extension is amended to read as follows:

Cover includes loss arising from any claim made against any person who was, is or may become, at the specific request of the company, a director, officer, trustee, governor or equivalent position, in any outside entity (such person being deemed an insured for the purpose of this extension) for any wrongful act in such insured’s capacity as a director, officer, trustee, governor or equivalent position, in the outside entity.

This cover shall be specifically excess of any insurance in force in respect of the outside entity as well as any indemnification provided by the outside entity.

4.4	Discovery Period - The extension “Discovery Period” is deleted and replaced by the following:

“If the insurer refuses to offer any reasonable terms or conditions to renew this policy, or the policyholder refuses to renew this Policy, then the policyholder shall have the right to a discovery period of 12 months following the effective date of non renewal upon payment of an additional premium of 75% of the full annual premium.

The insured shall be entitled to a 60-day discovery period at no additional premium if this policy is not renewed by either the policyholder or the insurer. If the policyholder elects to purchase a discovery period, this 60-day discovery period shall be part of and not in addition to the purchased discovery period.

To purchase the discovery period, the policyholder must request its purchase in writing within 30 days of the termination date of the policy and must tender the additional premium within 60 days of the termination date. The additional premium is not refundable and the discovery period is not cancellable.

If a transaction takes place, then the policyholder shall not have the right to purchase a discovery period as set out above. However, the policyholder shall have the right within 60 days of the end of the policy period to request an offer from the insurer of a discovery period of up to 72 months. The insurer shall offer a discovery period with terms, conditions and premium as the insurer may reasonably decide.

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No discovery period of any length is available in the event of this policy being cancelled due to the non payment of the premium.”

4.5	Heirs, Estates and Legal Representatives - The extension is amended to read as follows:

“If an insured dies, becomes mentally ill or a patient for any purpose of any statute relating to mental health, insolvent or bankrupt, this policy shall cover loss arising from any claim made against the estate, heirs, or legal representatives of the insured for any wrongful act of such insured.”

The following extensions are added to the policy:

4.7	Retired Directors and Officers
If the policyholder does not renew or replace this policy with any other policy affording directors and officers liability or similar cover and a discovery period is not elected under Extension 4.4 above, a discovery period of 84 months after the date of such non- renewal will be provided under this policy during which time written notice may be given to the insurer of any claim first made against any director or officer of the company who retired before the date of non-renewal and which claim is otherwise covered by this policy.

4.8	Crisis Communication Extension
If the Company reasonably considers that urgent action is needed in order to avert or mitigate a Loss for which coverage would apply, the Company shall be entitled to employ the services of a Public Relations Consultancy for that purpose provided that notification has been given to the Insurers and that the Insurers have given their written agreement that coverage applies and this shall be deemed to be sufficient notice to Insurers provided that written notice of the Claim or circumstances which may give rise to a Claim together with details of any action taken or to be taken by or in conjunction with the Public Relations Consultancy is given to the Insurers as soon as is reasonably practicable and in any event within 30 days of the Company first becoming aware of the matter. Any fees or costs reasonably incurred by the Company for the employment of the Public Relations Consultancy will be reimbursed by Insurers subject to a maximum amount of US$100,000 any on claim and in the aggregate.

4.9	Risk Management Extension
The Directors and Officers shall be entitled to request advice from a risk management consultant or a legal adviser upon giving notice of any circumstances, which in their opinion might subsequently give rise to a Claim for which coverage would apply, as to their legal position and any steps, which may be appropriate to avert or minimize the risk of such a CLAIM. The Insurers agree to bear the cost of obtaining advice in relation to any such circumstances up to a limit of US$30,000 per Director or Officer any one request and in the aggregate and US$100,000 in the aggregate for all requests made under this provision. Any costs borne by Insurers under this provision will be paid separately from any payment, which may become due hereunder upon a Claim being made in respect of such circumstances and Insurers retain the right to appoint or approve any lawyers or other advisors from whom advice is to be taken.

Market Submission - Wording	Page 27 of 5	MB 19/12/11 02

Policy Number: FD1260067

	4.10	Emergency Costs
If, due to an emergency, the Insurer’s written consent cannot reasonably be obtained before Defence Costs are incurred with respect to any Claim, the Insurer will give retrospective approval for such Defence Costs of up to, in the aggregate, 10 per cent of the limit of liability.

5.	General Provisions

	5.2	Changes in risk during policy period - sub clause (ii) is amended to read as follows:
	(ii)	If during the policy period, the company decides to make a public initial offering of its securities in any jurisdiction, then as soon as the information is publicly available, the company shall provide the insurer with any prospectus or offering statement for the insurer’s evaluation and assessment of the increased exposure of the insured and the insurer shall be entitled to amend the terms and conditions of this policy and/or charge a reasonable additional premium reflecting the increase in exposure.
For the removal of any doubt, public initial offering by subsidiary shall be deemed initial public offering for the purpose of this clause.
At the policyholder’s request, prior to the public announcement of such securities offering, the insurer shall evaluate and assess the increased exposure and advise of all necessary amendments to the terms and conditions of this policy and additional premium.
In this event and at the request of the policyholder, the insurer will enter into a confidentiality agreement with the policyholder relating to any information provided regarding the proposed securities offering.

5.	General Provisions

	5.3	Limit of Liability - The following additional paragraph is added to this clause:

Notwithstanding the above and solely in respect of a claim filed against an insured within the jurisdiction of the courts of Israel, it is agreed that in the event the amount of a loss, including defence costs, exceeding the total aggregate limit of liability for loss, then this policy shall in addition cover defence costs up to an amount not exceeding 20% (Twenty per cent) of the total aggregate limit of liability for loss, it being expressly agreed that this additional amount represents ‘reasonable legal costs’ for the purpose of article 66 of the Insurance Contract Law 5741 - 1981.

	5.4	Retention - The clause is deleted in its entirety and replaced by the following:

The insurer shall only be liable for the amount of loss arising from a claim which is in excess of the retention amount specified in the Schedule with regard to all loss under all insurance covers under this policy for which the company has indemnified or is permitted or required to indemnify the insured. It is agreed that the company will be conclusively deemed to have indemnified the insured to the maximum extent that the company is permitted or required to grant such indemnification pursuant to law, common or statutory, or contract, or by the charter or by-laws or the articles of association of the company, which are hereby deemed to incorporate, for the purposes of this policy, the broadest provisions of the law which determines or defines such rights of indemnity.

Market Submission - Wording	Page 28 of 5	MB 19/12/11 02

Policy Number: FD1260067

The retention amount is to be borne by the company and shall remain uninsured. A single retention amount shall apply to loss arising from all claims alleging a single wrongful act.

5.5	How to give Notice and Report a Claim General provision 5.5 is subject to the following amendments:
(i)	Paragraph (i) is amended to read as follows:
Notice of a claim or of circumstances which may result in a claim shall be given in writing to XL Insurance Company Limited if posted the date of posting shall constitute the date that notice was given, and proof of posting shall be sufficient proof of notice.
(ii)	The opening sentence of paragraph (ii) - is amended to read as follows:
The company or the insured shall, give written notice to the insurer of any claim made against an insured as soon as practicable and either:

5.7	How Defence will be Conducted- General provision 5.7 is subject to the following amendments:

(i)	The words “as a condition precedent to the insurers liability for loss arising out of a claim” appearing in the second and third paragraph of this clause, is deemed deleted.

(ii)	The words “The insurer’s consent shall not be unreasonably withheld” appearing in the second paragraph of this clause are amended to read “The insurer’s consent shall not be unreasonably withheld or unduly delayed”.

5.9	Subrogation - The following additional paragraph is added to this clause:

In no event however, shall the insurer exercise its rights of subrogation against an insured under this policy or an employee of a company unless such insured or employee has been convicted of a deliberate criminal act, or been determined to have committed a deliberate fraudulent act, or obtained any profit or advantage to which such insured or employee was not legally entitled.

5.13	Jurisdiction and Governing Law - This clause is amended to read as follows:

Any Interpretation of this policy relating to it’s construction, validity or operation shall be made in accordance with the laws of the State of Israel including, but not limited to, the Insurance Contract Law 5741 - 1981, except as amended herein.

The parties agree to submit to the exclusive jurisdiction of the courts of the State of Israel, however for the avoidance of doubt, it is agreed that the liability of the insured shall be determined in accordance with the applicable law of the jurisdiction wherein the claim arises or is filed.

Notwithstanding the foregoing, in respect of US claims:

(a) any interpretation of this policy relating to its construction, validity or operation shall be made in accordance with the laws of the State of New York, United States of America; and
(b) the parties submit to the exclusive jurisdiction of the State and Federal courts of the United States of America.

Market Submission - Wording	Page 29 of 5	MB 19/12/11 02

Policy Number: FD1260067

5.15	This policy is subject to the following non-cancellation clause:

Non-Cancellation Clause

	1.	This Policy may be cancelled by the Policyholder at any time by written notice to the Insurer, Upon cancellation, the Insurer shall retain pro rata portion of the premium, unless a transaction takes place pursuant to Definition 2.22 and General Provision 5.2 wherein the entire premium for this Policy shall be deemed earned.

	2.	This Policy may only be cancelled by the insurer if the Policyholder does not pay the premium when due.

	3.	If the Insurer elects not to renew this Policy, the Insurer shall provide the Policyholder with no less than sixty (60) days advance notice thereof.

	4.	Non-avoidance: This policy is not avoidable or rescindable in whole or in part and the insurer shall have no other remedy with respect to any non-disclosure or misrepresentation in connection with this policy, except with respect to Company Insurance for Security Claims (endorsement No 2), or for any fraudulent misrepresentation or fraudulent non-disclosure of any insured, where established by final adjudication, or any formal written admission by or on behalf of any insured.

Market Submission - Wording	Page 30 of 5	MB 19/12/11 02

Policy Number: FD1260067

ENDORSEMENT NO.2

Entity Cover Endorsement

(Securities Claims - Worldwide)

In consideration of the premium charged, it is hereby understood and agreed that subject to all of the terms, Definitions, Exclusions and General Provisions of this policy, cover is extended under the Entity Cover Endorsement as outlined below. The total of all payments made under the Entity Cover Endorsement shall be a part of and not in addition to the total aggregate limit of liability specified in the Schedule:

1.	Extension of Cover

COMPANY INSURANCE FOR SECURITIES CLAIMS

The cover provided under this policy is extended to pay the loss of the company arising from any securities claim first made against the company during the policy period for any wrongful act of the company.

2.	Definitions

1.	For the purposes of this endorsement only, definitions 2.4 and 2.13 are replaced by the following:

2.4	Continuity date for securities claims shall mean the earlier of:

(i)	the effective date of this endorsement, or
(ii)	the effective date of the first Entity Cover Endorsement (Securities Claims - Worldwide) issued by the insurer to the policyholder and continuously maintained in effect until the effective date of this endorsement.

2.13	Loss means damages, judgments, settlements and defence costs; however, loss shall not include civil or criminal fines or penalties imposed by law, non-compensatory damages including punitive or exemplary damages (other than damages awarded for libel and slander), taxes, any amount for which the insured is not legally liable or matters which are uninsurable under the law applicable to this policy. Damages, judgments, settlements and defence costs incurred in more than one claim against the insured but resulting from a single wrongful act shall constitute a single loss.

In the event of a claim alleging that the price or consideration paid or proposed to be paid for the acquisition or completion of the acquisition of all or substantially all the ownership interest in or assets of an entity is inadequate, loss with respect to such claim shall not include any amount of any judgment or settlement representing the amount by which such price or consideration is effectively increased (including any plaintiffs legal fees associated therewith); provided, however, that this paragraph shall not apply to defence costs.

Notwithstanding the foregoing, with respect to the Company Insurance for Securities Claims extension provided herein only and subject to the other terms, conditions and exclusions of this policy, loss shall include punitive or exemplary damages (if insurable by law) imposed upon the company.

2.	For the purposes of this endorsement only, the following definitions are hereby amended by the addition of the following:

2.11	Insured with respect to the Company Insurance for Securities Claims extension provided herein shall also mean the company but only for securities claims.

2.25	Wrongful act(s) also means with respect to the company, any actual or alleged breach of duty, breach of trust, neglect, error, misstatement, misleading statement, omission, breach of warranty of authority or other act by the company, but solely as respects a securities claim.

Market Submission - Wording	Page 31 of 5	MB 19/12/11 02

Policy Number: FD1260067

3.	For the purposes of this endorsement only, the following definition is hereby added:

Securities Claim means a claim (other than an administrative or regulatory proceeding against or investigation of a company) made against an insured:

(a)	alleging a violation of any federal, state local regulation, statute or rule regulating securities, including but not limited to the purchase or sale of, or offer to purchase or sell securities which is:

(i)	brought by any person or entity based upon, arising out of, directly or indirectly resulting from, in consequence of, or in any way involving the purchase or sale of, or offer to purchase or sell, securities of the company; or
(ii)	brought by a security holder of a company with respect to such security holder's interest in securities of such company; or

(b)	brought derivatively on behalf of the company by a security holder of such company.

Notwithstanding the foregoing, the term “securities claim” shall include an administrative or regulatory proceeding against a company, but only if and only during the time that such proceeding is also commenced and continuously maintained against an insured.

3.	Exclusions

A.	For the purposes of this endorsement only, the following exclusions are added to the exclusions of the policy:

(i)	alleging, arising out of, based upon or attributable to any written demand made, or any suit or other pending proceeding, order, decree or judgment entered, against any insured on or prior to the continuity date for securities claims defined herein, or alleging or derived from the same or essentially the same facts, circumstances or situation underlying or alleged therein;
(ii)	alleging, arising out of, based upon or attributable to a criminal, administrative or other disciplinary proceeding against the company.

B.	For the purposes of this endorsement only 3. Exclusions 3.1(i) and the final paragraph of 3. Exclusions 3.1 are deleted in their entirety and replaced by the following:

(i)	the gaining in fact of any profit or advantage to which the insured was not legally entitled.
For the purposes of determining the applicability of exclusions 3.1 (i) to (iii), the wrongful act of any director, officer or employee shall not be imputed to any other director, officer or employee, For the avoidance of doubt, only facts pertaining to and knowledge possessed by any past, present or future chairman of the board, president, chief executive officer, chief operating officer, chief financial officer or General Counsel (or equivalent position) of the company shall be imputed to the company. These exclusions shall only apply if it is established through a judgment, or any other final adjudication adverse to the insured, or any admission by an insured that the relevant conduct did in fact occur;

4.	General Provisions

For the purposes of this endorsement only, the following general provisions apply:

Market Submission - Wording	Page 32 of 5	MB 19/12/11 02

Policy Number: FD1260067

(i)	Representation and Severability

General Provision 5.1 is amended by deleting the second paragraph in its entirety and replacing it with the following:

The proposal shall be construed as a separate proposal by each insured. With respect to statements and particulars in the proposal, no statements made or knowledge possessed by any director, officer or employee shall be imputed to any other director, officer or employee to determine whether cover is available for any claim made against such other director, officer or employee. For the avoidance of doubt, statements made or knowledge possessed by any chairman of the board, president, chief executive officer, chief operating officer, chief financial officer or General Counsel (or equivalent position) of the company shall be imputed to the company.

(ii)	Limit of Liability:
General Provision 5.3 Limit of Liability, is amended by deleting the first sentence of such clause in its entirety and replacing it with the following:
The limit of liability specified in Schedule is the total aggregate limit of the insurer’s liability for all loss, arising out of all claims made against all insureds under all insurance covers under this policy and the Company Insurance for Securities Claims provided herein combined.

(ii)	Retention:

General Provision 5.4 is deleted in its entirety and replaced by the following:

5.4 Retention
The insurer shall only be liable for the amount of loss arising from a claim which is in excess of the retention amount specified in the Schedule with regard to i) all loss of the company; and ii) all loss for which the company has indemnified or is permitted or required to indemnify the director, officer or employee, It is agreed that the company will be conclusively deemed to have indemnified a director, officer or employee to the maximum extent that the company is permitted or required to grant such indemnification pursuant to law, common or statutory, or contract, or by the charter or by-laws or the Articles of Association of the company, which are hereby deemed to incorporate, for purposes of this policy, the broadest provisions of the law which determines or defines such rights of indemnity.

The retention amount is to be borne by the company and shall remain uninsured. A single retention amount shall apply to loss arising from all claims alleging a single wrongful act.

(iii) Subsection (i) of General Provision 5.8 is deleted in its entirety.

In all events, the limit of liability specified in the Schedule is the total aggregate limit of the insurer’s liability for all loss, arising out of all claims made against all insureds under all insurance covers under this policy and the Company Insurance for Securities Claims provided herein combined.

Market Submission - Wording	Page 33 of 5	MB 19/12/11 02

Policy Number: FD1260067

Schedule

The following section is hereby added the Schedule:

Securities Claim(s) Only:

Judgments, Settlements and Defence costs (non-indemnifiable loss) :	None

Judgments, Settlements and Defence costs (Company Insurance for Securities Claims & indemnifiable loss) :

For claims USA/Canada: USD 250,000 each and every claim.

For claims worldwide outside USA / Canada: USD 50,000 each and every claim

Continuity date for securities claim(s):	29.01.2002

Market Submission - Wording	Page 34 of 5	MB 19/12/11 02

Policy Number: FD1260067

ENDORSEMENT NO.3

Order of Payments

If the insurer is liable to make any payment for loss arising from a claim covered by the provisions of this policy, then the insurer shall in all events:

(a)	first, pay loss for which cover is provided under insurance cover A of this policy; then

(b)	only after payment of loss has been made pursuant to section (a) above, with respect to whatever remaining amount of the limit of liability specified in the Schedule is available after such payment, at the written request of the chief executive officer of the policyholder, either pay or withhold payment of such other loss for which cover is provided under insurance Cover B of this policy; and then

(c)	only after payment of loss has been made pursuant to section (a) and section (b) above, with respect to whatever remaining amount of the limit of liability specified in the Schedule is available after such payment, at the written request of the chief executive officer of the policyholder, either pay or withhold payment of such other loss for which cover is provided under any Entity Cover Extension Endorsement attached to this policy.

In the event the insurer withholds payment pursuant to section (b) and/or section (c) above, then the insurer shall at such time and in such manner as shall be set forth in written instructions of the chief executive officer of the policyholder remit such payment to the company or directly to or on behalf of a natural person insured.

The bankruptcy or insolvency of any company or any natural person insured shall not relieve the insurer of any of its obligations to prioritise payment of covered loss under this policy pursuant to this general provision.

Subject to all of the terms, conditions and exclusions of this policy

Market Submission - Wording	Page 35 of 5	MB 19/12/11 02

Policy Number: FD1260067

ENDORSEMENT NO.4

Special Cancellation Endorsement- Insurer rating downgrade

1.	In the event that the insurer.

(a)	ceases, or gives notice of intention to cease, underwriting a class of insurance business (wholly or in substantial part) to the extent it would no longer quote terms for the insurance provided under this policy;

(b)	is the subject of an order or resolution for winding up or formally proposes a scheme of arrangement with its creditors (or members) pursuant to Part 26 of the Companies Act 2006 (other than for the purpose of a solvent reconstruction);

(c)	has its authority to carry on insurance business withdrawn or modified so that it could no longer fulfill its obligations to the policyholder under this policy; or

(d)	has its Financial Strength Rating downgraded as follows:

(i)	Below “A-” for Standard & Poors;
(ii)	Below “A3” for Moodys; or
(j)	Below “A-” for Fitch,

the policyholder may, by giving written notice to the insurer by registered letter, cancel this policy and such cancellation shall take effect on the date of the letter of cancellation or if no date is specified, on the date the insurer receives the cancellation letter. The right to cancel this policy pursuant to this clause must be made by the policyholder with in the policy period.

2.	In the event that the policyholder exercises its right to cancel this policy under paragraph 1 above:

(a)	if there are no claims reported or any circumstances existing that may give rise to a claim notified under the policy (it being understood and agreed that the policyholder is obliged to report such circumstances as soon as reasonably practicable after becoming aware thereof), the insurer shall return to the policyholder a proportion of the premium calculated on a daily pro rata basis from the date of cancellation until the end of the policy period, provided that in no circumstances shall the insurer be required to return to the policyholder more than 90% of the premium paid; and

(b)	if there are any claims reported or circumstances existing that may give rise to a claim notified to the insurer under the policy, the premium shall be deemed to be fully earned.

This endorsement shall not apply in the event of a transaction in which event the premium shall be deemed to be fully earned.

All other terms, conditions and exclusions of the policy remain unaltered.

Market Submission - Wording	Page 36 of 5	MB 19/12/11 02

Contract of Insurance

Insured:	AMPAL AMERICA ISRAEL CORPORATION

Policy No:	B0823FD 1260088

Renewing Policy No: B0823FD1160088

Period:	01 Jan 2012 To 01 Jan 2013

Type:	Excess Directors and Officers Liability and Company Reimbursement Liability Insurance

Limit:	As stated in the Schedule

Aon Limited

Registered Office: 8 Devonshire Square | London | EC2M 4PL | United Kingdom

Registered in London No. 210725 | VAT Registration No. 480 8401 48

t +44 (0)20 7623 5500

f +44 (0)20 7621 1511

Aon Limited is authorised and regulated by the Financial Services Authority in respect of insurance mediation activities only

Part I:

Risk Details

Aon Limited is authorised and regulated by the Financial Services Authority in respect of insurance mediation activities only

Policy Number: FD1260088

Schedule

Unique Market Reference	FD1260088

Type	Excess Directors and Officers Liability and Company Reimbursement Liability Insurance

Policyholder	Ampai American Israel Corporation

Address	10 Abba Even St.
Ackerstein Tower C, 9th Floor
P.O.Box 12215
Herziiya 46733
Israel

Policy Period	From: 1 January 2012
To: 1 January 2013
Both days inclusive at 12.01 am Local Standard Time at the address shown above

Limit of Liability	USD 10,000,000 in the aggregate for the Policy Period including costs and expenses

Plus

In addition 20% Defence Costs outside limit of liability (Israel Only) USD 2,000,000

In excess of:

USD l 0,000,000 in the aggregate for the Policy Period including costs and expenses

Plus

In addition 20% Defence Costs outside limit of liability (Israel Only) USD 2,000,000;

Basis of Loss	Claims made

Retention	USD 0 each and every claim under Insurance Cover A

Insurance Cover B and lndemnifiable Loss:

USD 50,000 each and every claim worldwide except USA / Canada USD 100,000 each and every claim in USA/ Canada

USD 250,000 each and every SEC/Securities Entity Cover Claim in the USA/Canada

Interest	Directors and Officers Liability

Territorial Limits	Worldwide

Conditions	1.	Following all terms and conditions of the Underlying Primary wording, policy number: FD1160067

Market Submission - Schedule	Page 5 of 20	SR 19/12/11 01

Policy Number: FD1260088

2.	Continuity Dates:
Prior and Pending Litigation: 29th January 2002 Pollution Claims: 29th January 2002

3.	Extension 4.2 New Subsidiary asset threshold Subsidiaries registered and for listed worldwide(excluding USA and/or Canada listed subsidiaries): 25% of the total assets of the policyholder, however not less than USD 25,000,000

4.	Retroactive Date - Unlimited

Choice of Law &-Jurisdiction	As per Underlying Directors and Officers Liability Insurance

Premium	USD 77,000

Payment Terms	None

Taxes payable by Insured and Administered by the Insurer(s)	None

Extended Reporting Period	75% of the annual premium for an additional period of 12 months

Notice of Claims	Notice of all claims and/or circumstances should be made to ukficlaims@aon.co.uk. Notifications may be copied in writing to Head of Claims, Financial Services Group, Aon Limited, 8 Devonshire Square, London, EC2M 4PL, England.

Recording, Transmitting and Storing Information	Aon Limited may retain risk and claim data / information / documents electronically, and where this is done these documents shall be regarded with the same legal effect as the original document.

Market Submission - Schedule	Page 6 of 20	SR 19/12/11 01

Policy Number: FD1 260088

Part II:

Contract Wording and Clauses

Market Submission - Part II Divider	Page 7 of 20	SR 19/12/11 01

Policy Number: FD1260088

AON EXCESS WORDING

In consideration of the payment of premium, the Insurer(s) agree to indemnify the Policyholder for a claim or claims first made against the Policyholder during the period of insurance, up to this Policy’s limit of liability and excess of any underlying policies (as detailed in the Schedule), hereinafter referred to as “the Underlying Policy/ies”.

1.	Liability to pay under this Policy shall not attach unless and until the Insurer(s) of the Underlying Policy/ies shall have paid or have admitted liability or have been held liable to pay the full amount of their indemnity inclusive of costs and expenses, or in the event that Conditions 3(i) or 3(ii) apply.

2.	It is a condition of this Policy that the Underlying Policylies shall be maintained in full effect during the currency of this Policy except for any reduction or exhaustion of the aggregate limits contained therein solely by payment of claims thereunder or except as provided under Condition 3.

3.	(i) If by reason of the payment of any claim or claims by the Insurer(s) of the Underlying Policy/ies during the period of this Insurance, the amount of indemnity provided by such Underlying Policy/ies is:-

(a) Partially reduced, then this Policy shall apply in excess of the reduced amount of the Underlying Policylies for the remainder of the period of insurance;

(b) Totally exhausted, then this Policy shall continue in force as the Underlying Policy until expiry hereof.

(ii) Furthermore, in the event of the receivership, insolvency, or the inability or refusal by any Underlying Insurer to pay all or part of a claim, or cancellation of the Underlying Policy, the Policyholder may pay all or part of any claims otherwise payable under the Underlying Policy and such payments by the Policyholder shall be deemed to apply toward exhaustion of the limits of liability of the Underlying Policy for purposes of coverage under the policy, In the event a sub limit of liability exists in the Underlying Policy, any payments of claims that are subject to such sub limit shall be deemed to apply toward exhaustion of the limits of liability of the Underlying Policy for purposes of coverage under the Policy. For the avoidance of doubt, liability under this policy shall not attach unless and until the full limit of indemnity of the Underlying Policy/ies inclusive of costs and expenses has been exhausted.

4.	In the event of a claim arising to which the Insurer(s) hereon may be liable to contribute, Syndicate 2003 and the Assured agree to follow 5. General provisions set out in the Underlying Primary policy.

5.	Except as otherwise provided herein this Policy is subject to the same terms, exclusions, conditions and definitions as the Policy of the Primary Insurers. No amendment to the Policy of the Primary Insurers during the period of this Policy shall be effective in extending the scope of this Policy until agreed in writing by the Insurer(s).

Market Submission - Wording	Page 8 of 20	SR 19/12/11 01

Contract of Insurance

Insured:	AMPAL AMERICA ISRAEL CORPORATION

Policy No:	B0823FD1260783

Period:	01 Jan 2012 To 01 Jan 2013

Type:	Excess Directors and Officers Liability and
Company Reimbursement Liability Insurance

Limit:	As stated in the Schedule

Aon Limited

Registered Office: 8 Devonshire Square | London | EC2M 4PL | United Kingdom

Registered in London No. 210725 | VAT Registration No. 480 8401 48

t +44 (0)20 7623 5500

f +44 (0)20 7621 1511

Aon Limited is authorised and regulated by the Financial Services Authority in respect of insurance mediation activities only

Part I:

Risk Details

Aon Limited is authorised and regulated by the Financial Services Authority in respect of insurance mediation activities only

Policy Number: FD1260783

Schedule

Unique Market Reference	FD1260783

Type	Excess Directors and Officers Liability and Company Reimbursement Liability Insurance

Policy holder	Ampal American Israel Corporation

Address	10 Abba Even St.
Ackerstein Tower C, 9th Floor
P.O.Box 12215
Herzliya 46733
Israel

Policy Period	From: 1 January 2012
To: 1 January 2013
Both days inclusive at 12.01am Local Standard Time at the address shown above

Limit of Liability	USD 5,000,000 in the aggregate for the Policy Period including costs and expenses

Plus

In addition 20% Defence Costs outside limit of liability (Israel Only) USD 1,000,000

In excess of:

USD 20,000,000 in the aggregate for the Policy Period including costs and expenses

Plus

In addition 20% Defence Costs outside limit of liability (Israel Only) USD 4,000,000

Basis of Loss	Claims made

Retention	USD 0 each and every claims under Insurance Cover A

Insurance Cover B and Indemnifiable Loss:

USD 50,000 each and every claim worldwide except USA / Canada
USD 100,000 each and every claim in USA / Canada

USD 250,000 each and every SEC/Securities entity Cover Claim in the USA/Canada

Interest	Directors and Officers

Territorial Limits	Worldwide

Market Submission - Schedule	Page 5 of 20	MB 19/12/11 01 PR303/11

Policy Number: FD1260783

Conditions	1.	Following all terms and conditions of the Underlying Primary wording, policy number: FD1160067

	2.	Continuity Dates:
Prior and Pending Litigation: 29th January 2002
Pollution Claims: 29th January 2002

	3.	Extension 4.2 New Subsidiary asset threshold Subsidiaries registered and /or listed worldwide(excluding USA and/or Canada listed subsidiaries): 25% of the total assets of the policyholder, however not less than USD 25,000,000

	4.	Retroactive Date Unlimited

Choice of Law & Jurisdiction	As per Underlying Directors and Officers Liability Insurance

Premium	USD 27,500

Payment Terms	None

Taxes payable by Insured and Administered by the Insurer(s)	None

Extended Reporting Period	75% of the annual premium for an additional period of 12 months

Notice of Claims	Notice of all claims and/or circumstances should be made to ukficlaims@aon.co.uk. Notifications may be copied in writing to Head of Claims, Financial Services Group, Aon Limited, 8 Devonshire Square, London, EC2M 4PL, England.

Recording, Transmitting and Storing Information	Aon Limited may retain risk and claim data / information / documents electronically, and where this is done these documents shall be regarded with the same legal effect as the original document.

Market Submission - Schedule	Page 6 of 20	MB 19/12/11 01 PR303/11

Policy Number: FD1260783

Part II:

Contract Wording and Clauses

Market Submission - Part II Divider	Page 7 of 20	MB 19/12/11 01 PR303/11

Policy Number: FD1260783

AON EXCESS WORDING

In consideration of the payment of premium, the Insurer(s) agree to indemnify the Policyholder for a claim or claims first made against the Policyholder during the period of insurance, up to this Policy’s limit of liability and excess of any underlying policies (as detailed in the Schedule), hereinafter referred to as “the Underlying Policylies”.

1	Liability to pay under this Policy shall not attach unless and until the Insurer(s) of the Underlying Policy/les shall have paid or have admitted liability or have been held liable to pay the full amount of their indemnity inclusive of costs and expenses, or in the event that Conditions 3(i) or 3(ii) apply.

2.	It is a condition of this Policy that the Underlying Policy/ies shall be maintained in full effect during the currency of this Policy except for any reduction or exhaustion of the aggregate limits contained therein solely by payment of claims thereunder or except as provided under Condition 3.

3.	(i) If by reason of the payment of any claim or claims by the Insurer(s) of the Underlying Policy/ies during the period of this Insurance, the amount of indemnity provided by such Underlying Policy/ies is:-

(a) Partially reduced, then this Policy shall apply in excess of the reduced amount of the Underlying Policy/ies for the remainder of the period of insurance;

(b) Totally exhausted, then this Policy shall continue in force as the Underlying Policy until expiry hereof.

(ii) Furthermore, in the event of the receivership, insolvency, or the inability or refusal by any Underlying Insurer to pay all or part of a claim, or cancellation of the Underlying Policy, the Policyholder may pay all or part of any claims otherwise payable under the Underlying Policy and such payments by the Policyholder shall be deemed to apply toward exhaustion of the limits of liability of the Underlying Policy for purposes of coverage under the policy. In the event a sub limit of liability exists in the Underlying Policy, any payments of claims that are subject to such sub limit shall be deemed to apply toward exhaustion of the limits of liability of the Underlying Policy for purposes of coverage under the Policy. For the avoidance of doubt, liability under this policy shall not attach unless and until the full limit of indemnity of the Underlying Policy/ies inclusive of costs and expenses has been exhausted.

4.	In the event of a claim arising to which the Insurer(s) hereon may be liable to contribute, Syndicate 2003 and the Assured agree to follow 5. General provisions set out in the Underlying Primary policy.

5.	Except as otherwise provided herein this Policy is subject to the same terms, exclusions, conditions and definitions as the Policy of the Primary Insurers. No amendment to the Policy of the Primary Insurers during the period of this Policy shall be effective in extending the scope of this Policy until agreed in writing by the Insurer(s).

Market Submission - Wording	Page 8 of 20	MB 19/12/11 01 PR303/11

Contract of Insurance

Insured:	AMPAL AMERICA ISRAEL CORPORATION

Policy No:	B0823FD1260068

Renewing Policy No: B0823FD1160068

Period:	01 Jan 2012 To 01 Jan 2013

Type:	Excess Directors and Officers Liability and Difference in Conditions

Limit:	As stated in the Schedule

Aon Limited

Registered Office: 8 Devonshire Square | London | EC2M 4PL | United Kingdom

Registered in London No. 210725 | VAT Registration No. 480 8401 48

t +44 (0)20 7823 5500

f +44 (0)20 7621 1511

Aon Limited is authorised and regulated by the Financial Services Authority in respect of insurance mediation activities only

Part l:

Risk Details

Aon Limited is authorised and regulated by the Financial Services Authority in respect of insurance mediation activities only

Policy Number: FD1260068

Declarations

Unique Market Reference	FD1260068

Type	Excess Directors and Officers Liability and Difference in Conditions

Company	Ampal America Israel Corporation

Principal Address	10 Abba Even St. Ackerstein Tower C, 9th Floor P.O.Box 12215 Herzliya 46733 Israel

Policy Period	From: 1 January 2012 To: 1 January 2013 Both days at 12.01 am Local Standard Time at the address shown above

Limit of Liability	USD 10,000,000 in the Aggregate for the Policy Period including costs and expenses

Plus

In addition 20% Defence Costs outside limit of liability (Israel Only) USD 2,000,000

Which is in excess of USD 25,000,000 in the aggregate for the Policy Period including costs and expenses

Plus

In addition 20% Defence Costs outside limit of liability (Israel Only) USD 5,000,000

Basis of Loss	Claims made

Schedule of Underlying Directors’ and Officers’ Insurance	Carrier: XL Insurance Company Limited Policy Number: FD1260067 Policy Period: 1st January 2012 – 1st January 2013 Limits: USD 10,000,000

Carrier: Lloyds Syndicate 2003 Policy Number: FD1260088 Policy Period: 1st January 2012 – 1st January 2013 Limits: USD 10,000,000

Carrier: Liberty Mutual Insurance Europe Policy Number: FD1260783 Policy Period: 1st January 2012 – 1st January 2013 Limits: USD 5,000,000

Retention under Primary	USD 0 each and every claim under Insurance Cover A

Market Submission - Schedule	Page 5 of 5	SR 28/12/11 01

Policy Number: FD1260068

Policy
Insurance Cover B and Indemnifiable Loss:

USD 250,000 each and every SEC/Securities Entity Cover Claim in the USA/Canada

USD 100,000 each and every other claim in the USA / Canada USD 50,000 each and every other claim

Interest	Excess Directors and Officers Liability and Difference in Conditions.

Territorial Limits	Worldwide

Conditions	1.	Following all terms and conditions of the Underlying Primary layer, policy number: FD1160067 with drop down for difference in conditions as per the attached wording.

	2.	Continuity Dates:
Prior and Pending Litigation: 29th January 2002 Pollution Claims: 29th January 2002

	3.	Extension 4.2 New Subsidiary asset threshold Subsidiaries registered and for listed worldwide(excluding USA and/or Canada listed subsidiaries): 25% of the total assets of the policyholder, however not less than USD 25,000,000

	4.	Retroactive Date - Unlimited

Choice of Law & Jurisdiction	As per Underlying Directors’ and Officers’ Liability Insurance

Notice to Insurer	Notice of all claims and/or circumstances should be made to ukficlaims@aon.co.uk. Notifications may be copied in writing to Head of Claims, Financial Services Group, Aon Limited, 8 Devonshire Square, London, EC2M 4PL, England.

Premium	USD 55,000

Payment Terms	None

Taxes payable by Insured and administered by Insurers	None

Taxes payable by Insurers and administered by the Insured or their agent	None

Recording, Transmitting and Storing Information	Aon Limited may retain risk and claim data / information / documents electronically, and where this is done these documents shall be regarded with the same legal effect as the original document.

Market Submission - Schedule	Page 6 of 5	SR 28/12/11 01

Policy Number: FD1260068

Part II:

Contract Wording and Clauses

Market Submission - Part II Divider	Page 7 of 5	SR 28/12/11 01

Policy Number: FD1260068

DIRECTORS AND OFFICERS LIABILITY INSURANCE

In consideration of the payment of the premium and in reliance on all statements made and information furnished to the INSURER in the APPLICATION, which is hereby made a part hereof, and subject to the foregoing Declarations and to all other terms of this POLICY, the COMPANY, the INSUREDS, and the INSURER agree as follows:

1.	INSURING CLAUSE

(a)	The INSURER shall pay on behalf of the INSUREDS or any of them, any and all LOSS of the INSUREDS by reason of any CLAIM or CLAIMS first made against the INSUREDS or any of them during the POLICY PERIOD, in excess of amounts paid under the UNDERLYING INSURANCE or for which payment is not made under the UNDERLYING INSURANCE by reason of one or more of the following:

(1)	the insurer(s) of the UNDERLYING INSURANCE;

a.	wrongfully refuses to pay such LOSS as required under the terms of the UNDERLYING INSURANCE; or

b.	fails to pay such LOSS within the period of sixty (60) days following the INSUREDS’ request for payment; or

c.	is financially unable or prohibited by law or court order from paying such LOSS; or

d.	rescinds or avoids the UNDERLYING INSURANCE; or

(2)	according to the terms and conditions of the UNDERLYING INSURANCE, the insurer(s) of the UNDERLYING INSURANCE is not liable for such LOSS; or

(3)	the limit(s) of liability of the UNDERLYING INSURANCE has been exhausted or reduced by reason of amounts paid thereunder.

(b)	In the event that:

(1)	part or all of a LOSS would be payable under the UNDERLYING INSURANCE, but the limits of liability of the UNDERLYING INSURANCE have been exhausted by reason of payments made thereunder; or

(2)	part of a LOSS is paid by the UNDERLYING INSURANCE

then the INSURER shall be liable only for that part of LOSS otherwise covered under this POLICY in excess of any required retention and co-insurance amounts under such UNDERLYING INSURANCE, such liability not to exceed the LIMIT OF LIABILITY.

(c)	In the event that the INSUREDS or any of them suffer a LOSS:

(1)	that is covered by the policy in the UNDERLYING INSURANCE with the highest attachment point, or

Market Submission - Wording	Page 8 of 5	SR 28/12/11 01

Policy Number: FD1260068

(2)	that would be covered by the policy in the UNDERLYING INSURANCE with the highest attachment point except that such insurance has been wholly exhausted or reduced by reason of payments thereunder and the excess of which LOSS would be payable under this POLICY except for terms and conditions of this POLICY that are not consistent with the policy in the UNDERLYING INSURANCE with the highest attachment point, then, notwithstanding anything in this POLICY to the contrary except:

the LIMIT OF LIABILITY, Clause 4 (Appeals), Clause 5 (Arbitration), Clause 6 (Assistance, Cooperation and Consent), Clause 7 (Payment Obligations of the COMPANY), Clause 8 (Cancellation), Clause 11 (Advancement of DEFENCE COSTS), Clause 12 (Currency), Clause 14 (INSUREDS’ Reporting Duties), Clause 15 (LOSS Provisions), Clause 16 (Other Insurance), Clause 17 (Notice), Clause 18 (Representation), Clause 21 (Subrogation), Clause 23 (Discovery Period) and as contained in any endorsement to this POLICY, this POLICY is amended to follow and be subject to the terms and conditions of such policy in the UNDERLYING INSURANCE with the highest attachment point in respect of such LOSS, provided that:

	1.	the INSURER shall not cover the COMPANY with respect to any claims made against the COMPANY or for any amounts the COMPANY pays to indemnify, or pays on behalf of, the INSUREDS; and

	2.	except as provided by Clause 15 (LOSS Provisions) and Clause 23 (Discovery Period) the INSURER shall not cover any CLAIM first made or treated for purposes of this POLICY as first made after the end of the POLICY PERIOD.

2. DEFINITIONS

(a)	“APPLICATION” shall mean the signed, written application for this POLICY, and for any policy issued by the INSURER of which this POLICY is a direct or indirect renewal or replacement, including the schedules thereto and all supplementary information submitted in connection therewith, and all underwriting data submitted in connection with any extension of this POLICY, all of which materials shall be deemed attached hereto, as if physically attached hereto, and incorporated herein.

(b)	“CLAIM” shall mean:

	(a)	any demand or any civil or criminal judicial, administrative, or regulatory or arbitration proceeding or investigation against any INSURED for a WRONGFUL ACT, including any appeal therefrom;

	(b)	any official request for EXTRADITION, including the execution of any arrest warrant in relation to such request, of any INSURED for a WRONGFUL ACT;

	(c)	any request or demand to interview any INSURED by a regulatory, administrative, governmental or similar authority conducting an investigation, examination or inquiry into the affairs of the COMPANY provided always that the circumstances giving rise to such investigation, examination or inquiry have been reported under subpart (b) of Clause 15 (LOSS Provisions) below or have otherwise given rise to a CLAIM made against the INSUREDS;

Multiple demands, suits, proceedings or requests arising out of the same WRONGFUL ACT shall be deemed to be a single CLAIM, which shall be treated as a CLAIM first made during the POLICY YEAR in which the first of such multiple demands, suits, proceedings or requests is made against any INSURED or in which notice of circumstances relating thereto is first given as described in subpart (b) of Clause 15 (LOSS Provisions) below, whichever occurs first.

Market Submission – Wording	Page 9 of 5	SR 28/12/11 01

Policy Number: FD1260068

(c)	“COMPANY” shall mean:

(1)	the company shown in the Declarations;

(2)	any SUBSIDIARY of the company shown in the Declarations;

(3)	if covered in accordance with subpart (a) of Clause 22 (Acquisition, Creation or Disposition of and Coverage Relating to Subsidiaries) below, any other subsidiary; and

(4)	any foundation, charitable trust or political action committee controlled by one or more organizations described in (1) through (3) above.

(5)	Ampal-American Israel Corporation,
Address: 555 Madison Avenue New York NY 10022 United States of America

(d)	“DEFENCE COSTS” shall mean that portion of LOSS consisting of reasonable and necessary costs, charges, fees (including but not limited to lawyers’ fees and experts’ fees) and expenses incurred in the defence or investigation of a CLAIM, the premium (but not collateral) for appeal, attachment, bail or similar bonds and costs incurred by claimants in bringing CLAIMS. In no event shall DEFENCE COSTS include wages, salaries, fees, benefits or office expenses of INSUREDS or employees of the COMPANY.

For the purposes of determining whether legal fees are reasonable and necessary the INSURER waives any right to consider the likelihood of success in defending any CLAIM covered under this POLICY.

(e)	“EXTRADITION” shall mean any formal process by which an INSURED located in any country may be surrendered to any other country for trial or otherwise to answer any accusation.

(f)	“INSUREDS” shall mean one or more of the following:

(1)	any natural person who was, is or shall be a director or officer of the COMPANY, or equivalent, as defined by applicable law, but shall not include any external auditor;

(2)	any natural person who was, is or shall be a full or part-time employee of the COMPANY, provided coverage for such person shall apply only while the CLAIM against such other person is also made against a person described in (1) above;

(3)	any natural person who was, is or shall be serving as a director, officer, trustee, governor, partner or the equivalent thereof for any OUTSIDE ENTITY if:

(i)	such activity is part of that person’s duties regularly assigned by the COMPANY, or

(ii)	that person is a member of a class of persons so directed to serve by the COMPANY; and

Market Submission - Wording	Page 10 of 5	SR 28/12/11 01

Policy Number: FD1260068

(4)	the estates, heirs, legal representatives or assigns of deceased INSUREDS and the legal representatives or assigns of INSUREDS in the event of their incompetency, insolvency or bankruptcy.

(g)	“INSURER” shall mean Axis Specialty Europe Limited

(h)	“LIMIT OF LIABILITY” shall mean the amount described in the Declarations, Regardless of the time of payment of LOSS by the INSURER, or the number of CLAIMS or the number of INSUREDS, the LIMIT OF LIABILITY as stated in the Declarations shall be the maximum liability of the INSURER for all LOSS arising from all CLAIMS first made during each POLICY YEAR. DEFENCE COSTS shall be part of and not in addition to the LIMIT OF LIABILITY as stated in the Declarations, and payment by the INSURER of DEFENCE COSTS shall reduce the LIMIT OF LIABILITY.

(i)	“LOSS” shall mean any and all amounts that the INSUREDS are legally obligated to pay by reason of a CLAIM made against the INSUREDS, and shall include but not be limited to compensatory, exemplary, punitive and multiple damages, judgments, settlements, pre judgment and post-judgment interest and DEFENCE COSTS, providing always, however, LOSS shall not include taxes, fines or penalties imposed by law, or matters that may be deemed uninsurable under the law pursuant to which this POLICY shall be construed. (“Fines or penalties” do not include punitive, exemplary, or multiple damages). Except as provided below, LOSS shall not include amounts for which the COMPANY has actually indemnified or paid on behalf of the INSUREDS.

“LOSS” shall also include costs, charges, fees and expenses (including but not limited to lawyers’ fees and experts’ fees) that the INSUREDS are obligated to return to the COMPANY where such amounts have been advanced by the COMPANY in respect of a CLAIM by reason of a provision in accordance with sections 3098(4) and 337A(4) of the UK Companies Act 1985 (or any equivalent applicable law) provided always that:

(a)	such CLAIM has been reported in accordance with Clause 14 or arises out of a circumstance reported in accordance with Clause 15 of this POLICY; and

(b)	any demand or requirement by the COMPANY for the return of amounts advanced, as described above, shall be deemed part of, and made for the same WRONGFUL ACT as, the CLAIM referred to in (a) above.

For purposes of this POLICY:

(1)	the INSURER shall not assert that LOSS arising out of the actual or alleged violation of Section11or 12 of the United States Securities Act of 1933 (as amended) is uninsurable; and

(2)	“fines or penalties” shall not include (a) punitive, exemplary or multiple damages or (b) civil penalties assessed against an INSURED pursuant to Section 2(g)(2)(B) of the United States Foreign Corrupt Practices Act of1977(as amended).

(j)	“OUTSIDE ENTITY” shall mean:

1.	any tax exempt non-profit organisation, or registered charity; or

2.	with respect to any INSURED serving or who has served or who shall within the POLICY PERIOD serve as a director of the Company shown in the Declarations, any other organisation or company.

(k)	“POLICY” shall mean this insurance policy, including the APPLICATION, the Declarations, and any endorsements hereto issued by the INSURER.

Market Submission –Wording	Page 11 of 5	SR 28/12/11 01

Policy Number: FD1260068

(l)	“POLICY PERIOD” shall mean the period of time stated in the Declarations. If this POLICY is cancelled in accordance with subpart (b) of Clause 8 (Cancellation) below, the POLICY PERIOD shall end upon the effective date of such cancellation.

(m)	“POLICY YEAR” shall mean a period of one year, within the POLICY PERIOD, commencing each year on the day and hour first named in the Declarations, or if the time between the inception date, or any anniversary date and the termination date of this POLICY is less than one year, then such lesser period.

(n)	“SUBSIDIARY” shall mean any corporation or limited liability company in which more than 50% of the outstanding securities representing the present right to vote for election of the directors is owned, directly or indirectly, in any combination, by the COMPANY and/or by one or more of its SUBSIDIARIES at the starting date of the POLICY PERIOD. For any period where such interest is 50% or less such corporation or limited liability company shall not be a SUBSIDIARY.

(o)	“UNDERLYING INSURANCE” shall mean the directors and officers liability insurance policies scheduled in the Declarations.

(p)	“WRONGFUL ACT” shall mean any actual or alleged error, misstatement, misleading statement or act, omission, neglect, or breach of duty by the INSUREDS while acting, individually or collectively, in their capacities as INSUREDS, or any other matter claimed against them by reason of their serving in such capacities.

All such errors, misstatements, misleading statements or acts, omissions, neglects or breaches of duty actually or allegedly caused, committed, or attempted by or claimed against one or more of the INSUREDS arising out of or relating to the same or series of related facts, circumstances, situations, transactions or events shall be deemed to be a single WRONGFUL ACT.

3. EXCLUSIONS

The INSURER shall not be liable to make any payment for LOSS in connection with that portion of any CLAIM made against the INSUREDS:

(a)	Based upon or attributable to the dishonesty of the INSUREDS or the INSUREDS having received any personal profit or remuneration to which such INSUREDS were not legally entitled, provided always that this exclusion shall not apply:

(1)	unless a judgement, final adjudication or arbitration proceeding(other than a judgement, adjudication or arbitration as the result of a proceeding initiated by the INSURER) establishes that the INSUREDS’ acts of active and deliberate dishonesty were committed by the INSUREDS with actual dishonest purpose and intent and were material to the CLAIM or that the INSUREDS did in fact gain a personal profit or remuneration as described above;

(2)	to DEFENCE COSTS; or

(3)	to any INSURED who has not been established to have committed acts of active and deliberate dishonesty or to have received any personal profit or remuneration as described above.

(b)	which is insured by any other existing valid policy or policies under which payment of the LOSS is actually made except in respect of any excess beyond the amounts of payments under such other policy or policies;

Market Submission - Wording	Page 12 of 5	SR 28/12/11 01

Policy Number: FD1260068

(c)	based on, arising from or attributable to any fact, circumstance, act, omission, CLAIM, WRONGFUL ACT or other matter of which notice has been given under any policy existing or expired before or on the inception of this POLICY;

(d)	for bodily injury, sickness, disease, or death of any person, or for damage to or destruction of any tangible property, including the loss of use thereof; however, this exclusion shall not apply to:

(1)	any CLAIM by securities holders of the COMPANY in their capacity as such, including without limitation any shareholder derivative or securities class action lawsuit;

(2)	any CLAIM for emotional distress or mental anguish;

(3)	any CLAIM made against the INSUREDS for WRONGFUL ACTS committed or alleged to have been committed while acting in their capacity as directors of the COMPANY provided any coverage under this POLICY with respect to any such CLAIM shall be specifically excess of the amount of any coverage available under any general liability or similar insurance with respect to such CLAIM; or

(4)	any CLAIM for the actual or alleged discharge, dispersal, release or escape of any solid, liquid, gaseous, or thermal irritant, contaminant or other pollutant, provided any coverage under this POLICY with respect to any such CLAIM shall be specifically excess of the amount of coverage available under any general liability, environmental impairment or similar insurance policy with respect to such CLAIM;

(e)	by, on behalf of, at the behest of, or in the right of the COMPANY; however, this exclusion shall not apply to:

(1)	any CLAIM outside the United States of America, Canada or their territories or possessions;

(2)	any shareholder derivative action brought or maintained by the COMPANY without the solicitation or participation of the INSUREDS or the COMPANY, unless such solicitation or participation is (1) solely pursuant to or in compliance with a subpoena or similar legal process or (2) protected pursuant to Section 806 of the United States Sarbanes-Oxley Act of 2002 or any similar whistleblower statute;

(3)	any CLAIM if, between the starting date of the POLICY PERIOD and the date of the CLAIM, the COMPANY shall have undergone any of the events listed in subpart (a) of Clause 8 (Cancellation) or in Clause 24 (Insolvency) below, and the CLAIM is brought after the date of such event;

(4)	any CLAIM brought or maintained by or on behalf of a bankruptcy or insolvency trustee, examiner, receiver, creditors committee or similar official or committee for the COMPANY or any assignee of such trustee, examiner, receiver, committee or similar official or committee;

(5)	any CLAIM which is a civil proceeding, to the extent such CLAIM is first brought against a former director or officer of the COMPANY after more than 50% of the COMPANY’s directors are replaced during the POLICY PERIOD as a result of a single event or election or a series of related events or elections;

(6)	DEFENCE COSTS; or

Market Submission - Wording	Page 13 of 5	SR 28/12/11 01

Policy Number: FD1260068

(7)	any demand or requirement by the COMPANY for the return of amounts advanced by the COMPANY in respect of a CLAIM by reason of a provision in accordance with sections 309B(4) and 337A(4) of the UK Companies Act 1985 (or any equivalent applicable law);

(f)	for any actual or alleged error, misstatement, misleading statement or act, omission, neglect or breach of duty by the INSUREDS while acting in their capacities as directors, officers, trustees, governors, partners, employees or agents of any entity other than the COMPANY or by reason of their being directors, officers, trustees, governors, partners, employees or agents of such other entity; however, this exclusion shall not apply with respect to any CLAIM for WRONGFUL ACTS by an INSURED serving an OUTSIDE ENTITY as described in Clause 2(f)(3) above.

It is agreed that any fact pertaining to any INSURED shall not be imputed to any other INSURED for the purpose of determining the application of the Exclusions.

4. APPEALS

In the event the INSUREDS or the insurer(s) of the UNDERLYING INSURANCE elect not to appeal a judgment, the INSURER may elect to make such appeal at its own expense, and shall be liable for any increased award, taxable costs and disbursements and any additional interest incidental to such appeal, to the extent such payments are not covered by other valid and collectible insurance.

5. ARBITRATION

Any interpretation of this policy relating to its construction, validity or operation shall be made in accordance with the laws of the State of Israel including, but not limited to, the Insurance Contract Law 5741 - 1981, except as amended herein.

The parties agree to submit to the exclusive jurisdiction of the courts of the State of Israel, however for the avoidance of doubt, it is agreed that the liability of the insured shall be determined in accordance with the applicable law of the jurisdiction wherein the claim arises or is filed.

Notwithstanding the foregoing, in respect of US claims:

(a)	any interpretation of this policy relating to its construction, validity or operation shall be made in accordance with the laws of the State of New York, United States of America; and
(b)	the parties submit to the exclusive jurisdiction of the State and Federal courts of the United States of America.

6. ASSISTANCE, COOPERATION AND CONSENT

The INSUREDS shall provide to the INSURER all information, assistance and cooperation which the INSURER may reasonably request, and the INSUREDS shall use diligence and prudence in the investigation, defence, negotiation of settlement and settlement of any CLAIM. The INSUREDS shall do nothing that could prejudice the INSURER’S position or its potential or actual rights of recovery with respect to any CLAIM.

The INSURER has no duty to defend any CLAIM and shall not be called upon to assume charge of the investigation, settlement or defence of any CLAIM. However, the INSURER shall have the right, but not the duly, to take over the control, investigation, defence, negotiation of settlement and settlement of any CLAIM that is or may be covered in whole or in part by, or that may cause liability to attach under, this POLICY.

Market Submission - Wording	Page 14 of 5	SR 28/12/11 01

Policy Number: FD1260068

The INSUREDS shall not offer to settle or settle, assume any obligation, admit any liability or stipulate to any judgment with respect to any CLAIM that is or may be covered in whole or in part by, or that may cause liability to attach under, this POLICY without the INSURER’S prior written consent, which shall not be unreasonably withheld. The INSURER shall not be liable for or as a result of any offer to settle, settlement, assumed obligation, admission of liability or stipulated judgment to which it has not given its prior written consent.

The obligations of each and every INSURED under this Clause are conditions precedent to any rights otherwise afforded under this POLICY for such INSURED(S). However, the failure of the COMPANY to assist and cooperate with the INSURER, and the failure of any INSURED to comply with his or her obligations under this Clause, shall not impair the rights of any other INSURED under this POLICY.

7. PAYMENT OBLIGATIONS OF THE COMPANY

By acceptance of the POLICY, the COMPANY agrees to indemnify the INSUREDS and pay LOSS on behalf of the INSUREDS (including the advancement of DEFENCE COSTS) to the fullest extent permitted by its constitution or other similar formative documents or by-laws.

A refusal by the COMPANY to indemnify or pay LOSS as required by this Clause 7 shall not prejudice the rights of any INSURED under this POLICY.

8. CANCELLATION

This POLICY shall not be subject to cancellation except as follows:

(a)	In the event during the POLICY PERIOD:

(1)	the company named in the Declarations shall merge into or consolidate with another organisation in which the company named in the Declarations is not the surviving entity, or

(2)	any person or entity or group of persons and/or entities acting in concert shall acquire securities or voting rights which results in ownership or voting control by such person or entity or group of persons or entities of more than 50% of the outstanding securities representing the present right to vote for election of directors or officers of the company named in the Declarations, this POLICY shall remain in force until the later of:

(i)	any subsequent date to which the INSURER may agree by endorsement, or

(ii)	termination of the POLICY PERIOD,

but only with respect to CLAIMS for WRONGFUL ACTS actually or allegedly taking place before the effective date of the said merger, consolidation or acquisition. If the POLICY remains in force beyond the period of time stated in the Declarations by reason of this Clause 8(a), the LIMIT OF LIABILITY for such extension is part of and not in addition to the LIMIT OF LIABILITY applicable to the immediately preceding POLICY YEAR. All premiums paid or due at the time of the said merger, consolidation or acquisition shall be fully earned and in no respect refundable.

(b)	This POLICY may be cancelled by the INSURER for non-payment of premium by sending notice to the COMPANY. All premiums paid or due for this POLICY shall be fully earned at the time of said end of the POLICY PERIOD.

Market Submission - Wording	Page 15 of 5	SR 28/12/11 01

Policy Number: FD1260068

9. CHANGES AND ASSIGNMENTS

The terms and conditions of this POLICY shall not be waived or changed, nor shall an assignment of interest under this POLICY be binding, except by an endorsement to this POLICY issued by the INSURER.

10. THIRD PARTY RIGHTS

No party other than any INSURED or the INSURER in respect of their own express rights under this POLICY shall be entitled to enforce any term of this POLICY for its own benefit under the UK Contracts (Rights of Third Parties) Act 1999 or otherwise.

11. ADVANCEMENT OF DEFENCE COSTS

Except in those instances when the INSURER has denied liability for the CLAIM because of the application of one or more exclusions, or other coverage issues, if the COMPANY refuses to indemnify or advance DEFENCE COSTS as required, or is legally prohibited from advancing or financially unable to advance DEFENCE COSTS, and if the insurer(s) of the UNDERLYING INSURANCE fails or refuses to advance such costs as provided in Clause 1(a) above, the INSURER shall, upon request and if proper documentation accompanies the request, advance on behalf of the INSUREDS, or any of them, DEFENCE COSTS that they have incurred in connection with a CLAIM, prior to disposition of such CLAIM. In the event that the INSURER so advances DEFENCE COSTS and it is finally established that the INSURER has no liability hereunder, such INSUREDS on whose behalf advances have been made and the COMPANY, to the fullest extent legally permitted, agree to repay to the INSURER, upon demand, all monies advanced. Such advanced DEFENCE COSTS shall reduce the LIMIT OF LIABILITY except to the extent they have been repaid.

12. CURRENCY

All premium, limits, retentions, LOSS and other amounts under this POLICY are expressed and payable in the currency of the United States of America,

13. HEADINGS

The descriptions in the headings and sub-headings of this POLICY are inserted solely for convenience and do not constitute any part of the terms or conditions hereof.

14. INSUREDS’ REPORTING DUTIES

The INSUREDS and/or the COMPANY shall give written notice to the INSURER of any of the following as soon as practicable after the in-house general counsel or risk manager of the COMPANY first learns thereof:

(a)	any CLAIM, which notice shall include the nature of the WRONGFUL ACT, the alleged injury, the names of the claimants, and the manner in which the INSUREDS or COMPANY first became aware of the CLAIM; or

(b)	any event described in subpart (a) of Clause 8 (Cancellation) above.

If the INSUREDS and/or the COMPANY fail to provide notice of a CLAIM to the INSURER as specified above, the INSURER shall not be entitled to deny coverage for the CLAIM based solely upon late notice unless the INSURER can demonstrate its interests were materially prejudiced by reason of such late notice,

The INSUREDS and the COMPANY shall cooperate with the INSURER and give such additional information as the INSURER may reasonably require.

Market Submission - Wording	Page 16 of 5	SR 28/12/11 01

Policy Number: FD1260068

The INSUREDS and/or the COMPANY shall give written notice to the INSURER within 30 days after the in-house general counsel or risk manager of the COMPANY first receives or has notice of any:

(i)	material change in the terms or conditions of the UNDERLYING INSURANCE; or

(ii)	non-renewal or cancellation of the UNDERLYING INSURANCE,

occurring during the POLICY PERIOD or the Discovery Period (if elected pursuant to Clause 23 below) and any additional premium reasonably required by the INSURER as a result of such change, nonrenewal or cancellation shall be paid within thirty days of the request therefor by the INSURER.

15. LOSS PROVISIONS

(a)	The time when a CLAIM shall be made for purposes of determining the application of Clause 1 (Insuring Clause) above shall be the date on which the CLAIM is first made against the INSURED.

(b)	If during the POLICY PERIOD or the Discovery Period (if elected pursuant to Clause 23 below), the INSUREDS or the COMPANY first learn of any circumstance that may reasonably be expected to give rise to a CLAIM and, during such period, give written notice of such circumstance to the INSURER then any CLAIM that is subsequently made against the INSUREDS arising out of such circumstance shall be treated as a CLAIM made during the first POLICY YEAR in which the INSUREDS or the COMPANY gave such notice. Such notice shall include the nature of the WRONGFUL ACT, the possible injury, the names of potential claimants and the manner in which the INSUREDS or COMPANY first became aware of the circumstance.

(c)	The COMPANY and the INSUREDS shall, in relation to any notice given under subpart (b) of this Clause 15, give the INSURER such information and cooperation as it may reasonably require and as shall be in the COMPANY’S and the INSUREDS’ power.

16. OTHER INSURANCE

Subject to subparts (b) and (c) of Clause 3 (Exclusions), if other valid and collectible insurance with any other insurer, whether such insurance is issued before, concurrent with, or after inception of this POLICY, is available to the INSUREDS covering a CLAIM also covered by this POLICY, other than the UNDERLYING INSURANCE and Insurance that is issued specifically as insurance in excess of the insurance afforded by this POLICY, this POLICY shall be in excess of and shall not contribute with such other insurance. Without limiting the foregoing, this POLICY is specifically excess of and shall not contribute with any insurance which is maintained by a NON-PROFIT OUTSIDE ENTITY and available to an INSURED. Except as allowed by subpart (c) of Clause 1 (Insuring Clause), nothing herein shall be construed to make this POLICY subject to the terms of other insurance.

17. NOTICE

All notices under any provision of this POLICY shall be in writing and given by prepaid express courier or electronic service properly addressed to the appropriate party at the respective addresses as shown in the Declarations, Notice so given shall be deemed to be received and effective upon actual receipt thereof by the party or one day following the date such notice is sent, whichever is earlier. Notice to the INSURER of any CLAIM shall be directed to the attention of the INSURER’s Claims Department. All other notices to the INSURER shall be directed to the attention of the INSURER’s Underwriting Department.

Market Submission -Wording	Page 17 of 5	SR 28/12/11 01

Policy Number: FD1260068

18. REPRESENTATION

By acceptance of this POLICY, the company named in the Declarations agrees to represent the INSUREDS with respect to all matters under this POLICY, including, but not limited to, the giving and receiving of notice of CLAIM or cancellation or desire not to extend the POLICY or election of the Discovery Period, the payment of premiums, the receiving of LOSS payments and any return premiums that may become due under this POLICY, the requesting, receiving, and acceptance of any endorsement to this POLICY, and the submission of a dispute to arbitration.

The INSUREDS agree that said company shall represent them but, for purposes of the investigation, defence, settlement, or appeal of any CLAIM, the INSUREDS who are named as defendants in the CLAIM may, upon notice to the INSURER, replace said company with another agent to represent them with respect to the CLAIM, including giving and receiving of notice of CLAIM and other correspondence, the receiving of LOSS payments, and the submission of a dispute to arbitration.

19. SEVERABILITY, NON RECISSION AND NON AVOIDANCE

(a)	The APPLICATION for coverage shall be construed as a separate APPLICATION for coverage by each INSURED. With respect to the declarations and statements contained in such APPLICATION for coverage, no statement in the APPLICATION or knowledge possessed by any one INSURED shall be imputed to any other INSURED for the purpose of determining the availability of coverage with respect to CLAIMS made against any other INSURED.

The acts, omissions, knowledge, or warranties of any INSURED shall not be imputed to any other INSURED with respect to the coverages applicable under this POLICY.

(b)	This POLICY shall not be rescinded or avoided by the INSURER in whole or in part for any reason.

(c)	In the event that any provision of this POLICY shall be declared or deemed to be invalid or unenforceable under any applicable law, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portion of this POLICY,

20. SPOUSAL LIABILITY

If a CLAIM against an INSURED includes a claim against the INSURED’s lawful spouse solely by reason of (i) such spouse’s status as a spouse of the INSURED, or (ii) such spouse’s ownership interest in property which the claimant seeks as recovery for alleged WRONGFUL ACTS of the INSURED, all loss which such spouse becomes legally obligated to pay by reason of such CLAIM shall be treated for the purposes of this POLICY as LOSS which the INSURED becomes legally obligated to pay by reason of the CLAIM made against the INSURED. Such spousal loss shall be covered under the POLICY only if and to the extent such loss would be covered if incurred by the INSURED.

The coverage extension afforded by this Clause 20 does not apply to the extent such CLAIM alleges a wrongful act or omission by the INSURED’s spouse.

21. SUBROGATION

(a)	In as much as this POLICY is excess insurance, the INSUREDS’ right of recovery against any person or organisation cannot be exclusively subrogated to the INSURER. It is, therefore, understood and agreed that in case of any payment hereunder, the INSURER will act in concert with all other interests concerned (including the INSURED), in the exercise of such rights of recovery. The apportioning of any amounts that may be so recovered shall follow the principle that any interest (including the INSUREDS’) that has paid an amount over and above any payment hereunder, shall first be reimbursed up to the amount paid by it; the INSURER is then to be reimbursed out of any balance then remaining up to the amount paid hereunder; lastly, the interests (including the INSUREDS’) of which this coverage is in excess are entitled to claim the residue, if any. Expenses necessary to the recovery of any such amounts shall be apportioned between the interests concerned (including the INSUREDS’), in the proportion of their respective recoveries as finally settled. If there should be no recovery in proceedings instituted solely on the initiative of the INSURER, the expenses thereof shall be borne by the INSURER.

Market Submission - Wording	Page 18 of 5	SR 28/12/11 01

Policy Number: FD1260068

(b)	The INSUREDS shall execute all papers reasonably required and shall take all reasonable actions that may be necessary to secure the rights of the INSURER, including the execution of such documents necessary to enable the INSURER effectively to bring suit in the name of the INSUREDS, including but not limited to an action against the COMPANY or the insurer(s) of the UNDERLYING INSURANCE for nonpayment of indemnity due and owing to the INSUREDS by the COMPANY or the insurer(s), respectively.

(c)	For purposes of determining any impairment of the LIMIT OF LIABILITY by payment of LOSS, any amounts actually recovered by the INSURER (net of INSURER’S expenses associated with such recovery) shall be deemed to reduce such impairment.

(d)	In no event shall the INSURER exercise its rights of subrogation against an INSURED unless and to the extent subpart (a) or (b) of Clause 3 (Exclusions) applies to such INSURED.

22. ACQUISITION, CREATION OR DISPOSITION OF AND COVERAGE RELATING TO SUBSIDIARIES

(a)	Coverage shall apply to the INSUREDS of any subsidiary corporation or limited liability company in which more than 60% of the outstanding securities representing the present right to vote for election of directors is owned, directly or indirectly, in any combination, by the COMPANY and/or one or more of its SUBSIDIARIES, and which is acquired or created after the inception of this POLICY, if written notice is given to the INSURER within sixty (60) days after the acquisition or creation, and any additional premium required by the INSURER is paid within thirty (30) days of the request therefore by the INSURER. The INSURER waives the obligation to provide notice and to pay any additional premium if the assets of such newly created or acquired company are not more than 25% of the total assets of the COMPANY. The coverage provided for the INSUREDS of such new subsidiary shall be limited to CLAIMS for WRONGFUL ACTS actually or allegedly taking place subsequent to the date of acquisition or creation of the subsidiary.

(b)	Coverage shall not apply to directors, officers and employees of any subsidiary, including a SUBSIDIARY as defined in Clause 2 (Definitions) above, for CLAIMS for WRONGFUL ACTS actually or allegedly taking place when the COMPANY and/or one or more of its SUBSIDIARIES, directly or indirectly, in any combination, did not own more than 50% of the outstanding securities representing the then right to vote for election of directors or officers in such subsidiary.

23. DISCOVERY PERIOD

(a)	If the INSURER or the COMPANY elects not to renew this POLICY then the INSUREDS shall have the right, upon payment of an additional premium of 100% of the sum of all premiums otherwise paid or due for the last POLICY YEAR, to a continuation of the reporting period of this POLICY in respect of any CLAIMS first made against the INSUREDS or any of them during a period (hereinafter referred to as the “Discovery Period”) after the end of the POLICY PERIOD, but only if the CLAIMS are based on WRONGFUL ACTS alleged to have been committed prior to the end of the POLICY PERIOD. Such CLAIMS shall be deemed to have been made during the last POLICY YEAR, provided that notification is in accordance with Clause 14 or 15 above. The right to elect the Discovery Period shall terminate, however, unless written notice of such election together with the additional premium is received by the INSURER within thirty (30) days after the end of the POLICY PERIOD. Any premium paid for the Discovery Period is not refundable.

Market Submission - Wording	Page 19 of 5	SR 28/12/11 01

Policy Number: FD1260068

(b)	The length of the Discovery Period shall be the same amount of time as the length of the POLICY PERIOD, subject to a maximum Discovery Period of one year.

(c)	The offer by the INSURER of renewal at a premium different from the premiums for the expiring POLICY YEAR shall not constitute an election by the INSURER not to renew this POLICY.

(d)	The LIMIT OF LIABILITY provided during the Discovery Period is part of and not in addition to the LIMIT OF LIABILITY provided during the immediately preceding POLICY YEAR, and there shall be no separate or additional LIMIT OF LIABILITY for the Discovery Period.

24. INSOLVENCY

In the event of the appointment of a licensed insolvency practitioner to take control of, supervise, manage or liquidate the COMPANY under the UK Insolvency Act 1986 as amended from time to time or equivalent provisions under applicable law and LOSS exceeds the remaining available LIMIT OF LIABILITY, the INSURER shall:

(a)	first pay LOSS allocable to WRONGFUL ACTS that are actually or allegedly caused, committed, or attempted prior to the appointment of such insolvency practitioner, then

(b)	with respect to whatever remaining amount of the LIMIT OF LIABILITY is available after payment under (a) above, pay LOSS allocable to WRONGFUL ACTS that are actually or alleged caused, committed, or attempted after the appointment of such insolvency practitioner.

Market Submission - Wording	Page 20 of 5	SR 28/12/11 01

Policy Number: F01260067

Part V:

Security Details

Market Submission - Underwriter Signing Page	Page 1 of 5	MB 19/12/11 02

Policy Number: FD1260067

SECURITY DETAILS

(RE)INSURER’S LIABILITY:

(Ra) Insuror’s liability several not joint

The liability of a (re)insurer under this contract is several and not joint with other (re)insurers party to this contract. A (re)insurer is liable only for the proportion of liability it has underwritten. A (re)insurer is not jointly liable for the proportion of liability underwritten by any other (re)insurer. Nor is a (re)insurer otherwise responsible for any liability of any other (re)insurer that may underwrite this contract.

The proportion of liability under this contract underwritten by a (re)insurer (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of the syndicate taken together) is shown next to its stamp. This is subject always to the provision concerning “signing” below.

In the case of a Lloyd’s syndicate, each member of the syndicate (rather than the syndicate itself) is a (re)insurer. Each member has underwritten a proportion of the total shown for the syndicate (that total itself being the total of the proportions underwritten by all the members of the syndicate taken together). The liability of each member of the syndicate is several and not joint with other members. A member is liable only for that member’s proportion. A member is not jointly liable for any other member’s proportion. Nor is any member otherwise responsible for any liability of any other (re)insurer that may underwrite this contract. The business address of each member is Lloyd’s, One Lime Street, London EC3M 7HA. The identity of each member of a Lloyd’s syndicate and their respective proportion may be obtained by writing to Market Services, Lloyd’s, at the above address.

Proportion of liability

Unless there is “signing” (see below), the proportion of liability under this contract underwritten by each (re)insurer (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of the syndicate taken together) is shown next to its stamp and is referred to as its “written line”.

Where this contract permits, written lines, or certain written lines, may be adjusted (“signed”). In that case a schedule is to be appended to this contract to show the definitive proportion of liability under this contract underwritten by each (re)insurer (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of the syndicate taken together). A definitive proportion (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of a Lloyd’s syndicate taken together) is referred to as a “signed line”. The signed lines shown In the schedule will prevail over the written lines.

Although reference is made at various points in this clause to ‘this contract” in the singular, where the circumstances so require this should be read as a reference to contracts In the plural.

LMA3333 (amended)

ORDER HEREON:		100% of 100%

BASIS OF WRITTEN LINES:	☑	Percentage of Whole
	☐	Percentage of Order
	☐	Part of Whole
	☐	Part of Order

BASIS OF SIGNED LINES:	☑	Percentage of Whole
	☐	Percentage of Order
	☐	Part of Whole
	☐	Part of Order

Market Submission - Underwriter Signing Page	Page 2 of 5	MB 19/12/11 02

Policy Number. FD1260067

SIGNING PROVISIONS:

In the event that the written lines hereon exceed 100% of the order, any lines written “to stand” will be allocated in full and all other lines will be signed down in equal proportions so that the aggregate signed lines are equal to 100% of the order without further agreement of any of the insurers.

However:

a)	in the event that the placement of the order is not completed by the commencement date of the period of Insurance then all lines written by that date will be signed In full;

b)	the insured may elect for the disproportionate signing of insurers’ lines, without further specific agreement of insurers, providing that any such variation is made prior to the commencement date of the period of insurance, and that lines written “to stand” may not be varied without the documented agreement of those insurers.

The signed lines resulting from the application of the above provisions can be varied, before or after the commencement date of the period of insurance, by the documented agreement of the insured and all insurers whose lines are to be varied. The variation to the contracts will take effect only when all such insurers have agreed, with the resulting variation in signed lines commencing from the date set out in that agreement.

WRITTEN LINES: As per attached Security Details

In a co-insurance placement, following (re)insurers may, but are not obliged to, follow the premium charged by the lead (re)insurer.

(Re)insurers may not seek to guarantee for themselves terms as favourable as those which others subsequently achieve during the placement.

Market Submission - Underwriter Signing Page	Page 3 of 5	MB 19/12/11 02

Policy Number: FD1260067

INDIVIDUAL SECURITY DETAILS

TOTAL PREMIUM:	USD 118,000
Unless otherwise stated by (re)insurer(s), the Premium is as shown under Premium in Risk Details (Part I),

SIGNED LINES:	WRITTEN LINES:

100%

Market Submission - Underwriter Signing Page	Page 4 of 5	MB 19/12/11 02

Policy Number: FD1260088

Part V:

Security Details

Market Submission - Underwriter Signing Page	Page 17 of 20	SR 19/12/11 01

Policy Number: FD1260088

SECURITY DETAILS

(RE)INSURER’S LIABILITY:

(Re)insurer’s liability several not joint

The liability of a (re)insurer under this contract is several and not joint with other (re)insurers party to this contract, A (re)insurer is liable only for the proportion of liability it has underwritten. A (re)insurer is not jointly liable for the proportion of liability underwritten by any other (re)insurer. Nor is a (re)insurer otherwise responsible for any liability of any other (re)insurer that may underwrite this contract.

The proportion of liability under this contract underwritten by a (re)insurer (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of the syndicate taken together) is shown next to its stamp. This is subject always to the provision concerning “signing” below.

In the case of a Lloyd’s syndicate, each member of the syndicate (rather than the syndicate itself) Is a (re)insurer. Each member has underwritten a proportion of the total shown for the syndicate (that total itself being the total of the proportions underwritten by all the members of the syndicate taken together). The liability of each member of the syndicate is several and not joint with other members. A member is liable only for that member’s proportion. A member is not jointly liable for any other member’s proportion. Nor is any member otherwise responsible for any liability of any other (re)insurer that may underwrite this contract. The business address of each member is Lloyd’s, One Lime Street, London EC3M 7HA. The Identity of each member of a Lloyd’s syndicate and their respective proportion may be obtained by writing to Market Services, Lloyd’s, at the above address.

Proportion of liability

Unless there is “signing”(see below), the proportion of liability under this contract underwritten by each (re)insurer (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of the syndicate taken together) is shown next to Its stamp and is referred to as its “written line”.

Where this contract permits, written lines, or certain written lines, may be adjusted (“signed”). In that case a schedule is to be appended to this contract to show the definitive proportion of liability under this contract underwritten by each (re)insurer (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of the syndicate taken together). A definitive proportion (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of a Lloyd’s syndicate taken together) Is referred to as a “signed line”, The signed tines shown in the schedule will prevail over the written lines.

Although reference is made at various points in this clause to ‘this contract’ in the singular, where the circumstances so require this should be read as a reference to contracts in the plural

LMA3333 (amended)

Market Submission - Underwriter Signing Page	Page 18 of 20	SR 19/12/11 01

Policy Number: FD1260088

ORDER HEREON:		100% of 100%

BASIS OF WRITTEN LINES:	☑	Percentage of Whole
	☐	Percentage of Order
	☐	Part of Whole
	☐	Part of Order

BASIS OF SIGNED LINES:	☑	Percentage of Whole
	☐	Percentage of Order
	☐	Part of Whole
	☐	Part of Order

SIGNING PROVISIONS:

In the event that the written lines hereon exceed 100% of the order, any lines written to “stand” will be allocated in full and all other lines will be signed down in equal proportions so that the aggregate signed lines are equal to 100% of the order without further agreement of any of the insurers.

However:

a)	in the event that the placement of the order is not completed by the commencement date of the period of insurance then all lines written by that date will be signed in full;

b)	the insured may elect for the disproportionate signing of insurers’ lines, without further specific agreement of insurers, providing that any such variation is made prior to the commencement date of the period of Insurance, and that lines written “to stand” may not be varied without the documented agreement of those insurers.

The signed lines resulting from the application of the above provisions can be varied, before or after the commencement date of the period of insurance, by the documented agreement of the insured and all insurers whose lines are to be varied. The variation to the contracts will take effect only when all such Insurers have agreed, with the resulting variation in signed lines commencing from the date set out in that agreement.

WRITTEN LINES: As per attached Security Details

In a co-insurance placement, following (re)insurers may, but are not obliged to, follow the premium charged by the lead (re)insurer.

(Re)insurers may not seek to guarantee for themselves terms as favourable as those which others subsequently achieve during the placement,

Market Submission - Underwriter Signing Page	Page 19 of 20	SR 19/12/11 01

Policy Number: F01260088

INDIVIDUAL SECURITY DETAILS

TOTAL PREMIUM:	USD 77,000
Unless otherwise stated by (re)insurer(s), the Premium is as shown under Premium in Risk Details (Part I).

SIGNED LINES:	WRITTEN LINES:

100%

Market Submission - Underwriter Signing Page	Page 20 of 20	SR 19/12/11 01

Policy Number: FD1260783

Part V:

Security Details

Market Submission - Underwriter Signing Page	Page 17 of 20	MB 19/12/11 01 PR303/11

Policy Number: FD1260783

SECURITY DETAILS

(RE)INSURER’S LIABILITY:

(Re)insurer’s liability several not joint

The liability of a (re)insurer under this contract is several and not joint with other (re)insurers party to this contract. A (re)insurer is liable only for the proportion of liability it has underwritten. A (re)insurer is not jointly liable for the proportion of liability underwritten by any other (re)insurer. Nor is a (re)insurer otherwise responsible for any liability of any other (re)insurer that may underwrite this contract.

The proportion of liability under this contract underwritten by a (re)insurer (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of the syndicate taken together) is shown next to its stamp. This is subject always to the provision concerning “signing” below.

In the case of a Lloyd’s syndicate, each member of the syndicate (rather than the syndicate itself) is a (re)insurer. Each member has underwritten a proportion of the total shown for the syndicate (that total itself being the total of the proportions underwritten by all the members of the syndicate taken together). The liability of each member of the syndicate is several and not joint with other members. A member is liable only for that member’s proportion. A member is not jointly liable for any other member’s proportion. Nor is any member otherwise responsible for any liability of any other (re)insurer that may underwrite this contract. The business address of each member is Lloyd’s, One Lime Street, London EC3M 7HA. The identity of each member of a Lloyd’s syndicate and their respective proportion may be obtained by writing to Market Services, Lloyd’s, at the above address.

Proportion of liability

Unless there is “signing” (see below), the proportion of liability under this contract underwritten by each (re)insurer (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of the syndicate taken together) is shown next to its stamp and is referred to as its “written, line”.

Where this contract permits, written lines, or certain written lines, may be adjusted (“signed”). In that case a schedule is to be appended to this contract to show the definitive proportion of liability under this contract underwritten by each (re)insurer (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of the syndicate taken together). A definitive proportion (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of a Lloyd’s syndicate taken together) is referred to as a “signed line”. The signed lines shown in the schedule will prevail over the written lines.

Although reference is made at various points in this clause to “this contract’ in the singular, where the circumstances so require this should be read as a reference to contracts in the plural.

LMA3333 (amended)

Market Submission - Underwriter Signing Page	Page 18 of 20	MB 19/12/11 01 PR303/11

Policy Number: FD1260783

ORDER HEREON:	100% of 100%

BASIS OF WRITTEN LINES:	☑	Percentage of Whole
	☐	Percentage of Order
	☐	Part of Whole
	☐	Part of Order

BASIS OF SIGNED LINES:	☑	Percentage of Whole
	☐	Percentage of Order
	☐	Part of Whole
	☐	Part of Order

SIGNING PROVISIONS:

In the event that the written lines hereon exceed 100% of the order, any lines written “to stand” will be allocated in full and all other lines will be signed down in equal proportions so that the aggregate signed lines are equal to 100% of the order without further agreement of any of the insurers.

However:

a)	in the event that the placement of the order is not completed by the commencement date of the period of insurance then all lines written by that date will be signed in full;

b)	the insured may elect for the disproportionate signing of insurers’ lines, without further specific agreement of insurers, providing that any such variation is made prior to the commencement date of the period of insurance, and that lines written “to stand” may not be varied without the documented agreement of those insurers.

The signed lines resulting from the application of the above provisions can be varied, before or after the commencement date of the period of insurance, by the documented agreement of the insured and all insurers whose lines are to be varied. The variation to the contracts will take effect only when all such insurers have agreed, with the resulting variation in signed lines commencing from the date set out in that agreement.

WRITTEN LINES: As per attached Security Details

In a co-insurance placement, following (re)insurers may, but are not obliged to, follow the premium charged by the lead (re)insurer.

(Re)insurers may not seek to guarantee for themselves terms as favourable as those which others subsequently achieve during the placement.

Market Submission - Underwriter Signing Page	Page 19 of 20	MB 19/12/11 01 PR303/11

Policy Number: FD1260783

INDIVIDUAL SECURITY DETAILS

TOTAL PREMIUM:	USD 27,500
Unless otherwise stated by (re)insurer(s) the Premium is as shown under Premium in Risk Details (Part I).

SIGNED LINES:	WRITTEN LINES:

Market Submission - Underwriter Signing Page	Page 20 of 20	MB 19/12/11 01 PR303/11

Policy Number: FD1260068

Part V:

Security Details

Market Submission - Underwriter Signing Page	Page 1 of 5	SR 28/12/11 01

Policy Number: FD1260068

SECURITY DETAILS

(RE)INSURER’S LIABILITY:

(Re)insurer’s liability several not joint

The liability of a (re)insurer under this contract is several and not joint with other (re)insurers party to this contract. A (re)insurer is liable only for the proportion of liability it has underwritten. A (re)insurer is not jointly liable for the proportion of liability underwritten by any other (re)insurer. Nor is a (re)insurer otherwise responsible for any liability of any other (re)insures that may underwrite this contract.

The proportion of liability under this contract underwritten by a (re)insurer (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of the syndicate taken together) is shown next to its stamp. This is subject always to the provision concerning “signing” below.

In the case of a Lloyd’s syndicate, each member of the syndicate (rather then the syndicate itself) is a (re)insurer. Each member has underwritten a proportion of the total shown for the syndicate (that total itself being the total of the proportions underwritten by all the members of the syndicate taken together). The liability of each member of the syndicate is several and not joint with other members. A member is liable only for that member’s proportion. A member is not jointly liable for any other members proportion. Nor is any member otherwise responsible for any liability of any other (re)insurer that may underwrite this contract. The business address of each member is Lloyd’s, One Lime Street, London EC3M 7HA. The identity of each member of a Lloyd’s syndicate and their respective proportion may be obtained by writing to Market Services, Lloyd’s, at the above address.

Proportion of liability

Unless there is “signing” (see below), the proportion of liability under this contract underwritten by each (re)insurer (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of the syndicate taken together) is shown next to its stamp and is referred to as its “written line”.

Where this contract permits, written lines, or certain written lines, may be adjusted (“signed”). In that case a schedule is to be appended to this contract to show the definitive proportion of liability under this contract underwritten by each (re)insurer (or, In the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of the syndicate taken together). A definitive proportion (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of a Lloyd’s syndicate taken together) is referred to as a “signed line”. The signed lines shown in the schedule will prevail over the written lines.

Although reference is made at various points in this clause to “this contract” in the singular, where the circumstances so require this should be read as a reference to contracts in the plural.

LMA3333 (amended)

ORDER HEREON:	100% of 100%

BASIS OF WRITTEN LINES:	☑	Percentage of Whole
	☐	Percentage of Order
	☐	Part of Whole
	☐	Part of Order

BASIS OF SIGNED LINES:	☑	Percentage of Whole
	☐	Percentage of Order
	☐	Part of Whole
	☐	Part of Order

Market Submission - Underwriter Signing Page	Page 2 of 5	SR 28/12/11 01

Policy Number: FD1260068

SIGNING PROVISIONS:

In the event that the written lines hereon exceed 100% of the order, any lines written to “stand” will be allocated in fun and all other lines will be signed down in equal proportions so that the aggregate signed fines are equal to 100% of the order without further agreement of any of the insurers.

However:

a)	in the event that the placement of the order is not completed by the commencement date of the period of Insurance then all lines written by that date will be signed In full;

b)	the insured may elect for the disproportionate signing of insurers’ lines, without further specific agreement of insurers, providing that any such variation is made prior to the commencement date of the period of insurance, and that lines written “to stand” may not be varied without the documented agreement of those insurers.

The signed lines resulting from the application of the above provisions can be varied, before or after the commencement date of the period of insurance, by the documented agreement of the insured and all insurers whose lines are to be varied. The variation to the contracts will take effect only when all such insurers have agreed, with the resulting variation in signed lines commencing from the date set out in that agreement.

WRITTEN LINES: As per attached Security Details

In a co-insurance placement, following (re)insurers may, but are not obliged to, follow the premium charged by the lead (re)insurer.

(Re)insurers may not seek to guarantee for themselves terms as favourable as those which others subsequently achieve during the placement.

Market Submission - Underwriter Signing Page	Page 3 of 5	SR 28/12/11 01

Policy Number: FD1260068

INDIVIDUAL SECURITY DETAILS

TOTAL PREMIUM:	USD 55,000
Unless otherwise stated by (re)insurer(s), the Premium is as shown under Premium In Risk Details (Part I).

SIGNED LINES:	WRITTEN LINES:

100%

Market Submission - Underwriter Signing Page	Page 4 of 5	SR 28/12/11 01

Policy Number: FD1260069

Part V:

Security Details

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Policy Number: F01260069

SECURITY DETAILS

(RE)INSURER’S LIABILITY:

(Re)insurer’s liability several not joint

The liability of a (re)insurer under this contract is several and not joint with other (re)insurers party to this contract. A (re)insurer is liable only for the proportion of liability it has underwritten. A (re)insurer is not jointly liable for the proportion of liability underwritten by any other (re)insurer. Nor is a (re)insurer otherwise responsible for any liability of any other (re)insurer that may underwrite this contract.

The proportion of liability under this contract underwritten by a (re)insurer (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of the syndicate taken together) is shown next to its stamp. This is subject always to the provision concerning “signing” below.

In the case of a Lloyd’s syndicate, each member of the syndicate (rather than the syndicate itself) is a (re)insurer. Each member has underwritten a proportion of the total shown for the syndicate (that total itself being the total of the proportions underwritten by all the members of the syndicate taken together). The liability of each member of the syndicate is several and not joint with other members. A member is liable only for that member’s proportion. A member is not jointly liable for any other member’s proportion. Nor is any member otherwise responsible for any liability of any other (re)insurer that may underwrite this contract. The business address of each member is Lloyd’s, One Lime Street. London EC3M 7HA. The identity of each member of a Lloyd’s syndicate and their respective proportion may be obtained by writing to Market Services, Lloyd’s, at the above address.

Proportion of liability

Unless there is “signing” (see below), the proportion of liability under this contract underwritten by each (re)insurer (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of the syndicate taken together) is shown next to its stamp and is referred to as its “written line”

Where this contract permits, written lines, or certain written lines, may be adjusted (“signed”). In that case a schedule is to be appended to this contract to show the definitive proportion of liability under this contract underwritten by each (re)insurer (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of the syndicate taken together). A definitive proportion (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of a Lloyd’s syndicate taken together) is referred to as a “signed line”. The signed lines shown in the schedule will prevail over the written lines

Although reference is made at various points in this clause to “this contract” in the singular, where the cricumstances so require this should be read as a reference to contracts in the plural.

LMA3333 (amended)

Market Submission - Underwriter Signing Page	Page 26 of 18	SR 28/12/11 01

Policy Number: FD1260069

ORDER HEREON:	100% of 100%

BASIS OF WRITTEN LINES:	☐	Percentage of Whole
	☐	Percentage of Order
	☐	Part of Whole
	☐	Part of Order

BASIS OF SIGNED LINES:	☐	Percentage of Whole
	☐	Percentage of Order
	☐	Part of Whole
	☐	Part of Order

SIGNING PROVISIONS:

In the event that the written lines hereon exceed 100% of the order, any Ones written “to stand” will be allocated in full and all other lines will be signed down in equal proportions so that the aggregate signed lines are equal to 100% of the order without further agreement of any of the Insurers.

However:

a)	in the event that the placement of the order is not completed by the commencement date of the period of insurance then all lines written by that date will be signed in full;

b)	the insured may elect for the disproportionate signing of insurers’ lines, without further specific agreement of insurers, providing that any such variation is made prior to the commencement date of the period of insurance, and that lines written “to stand’ may not be varied without the documented agreement of those insurers.

The signed lines resulting from the application of the above provisions can be varied, before or after the commencement date of the period of Insurance, by the documented agreement of the insured and all insurers whose lines are to be varied. The variation to the contracts will take effect only when all such insurers have agreed, with the resulting variation in signed lines commencing from the date set out in that agreement.

WRITTEN LINES: As per attached Security Details

In a co-insurance placement, following (re)insurers may, but are not obliged to, follow the premium charged by the lead (re)insurer.

(Re)insurers may not seek to guarantee for themselves terms as favourable as those which others subsequently achieve during the placement.

Market Submission - Underwriter Signing Page	Page 27 of 28	SR 28/12/11 01

Policy Number: FD1260069

INDIVIDUAL SECURITY DETAILS

TOTAL PREMIUM:	USD 39,300
Unless otherwise stated by (re)insurer(s), the Premium is as shown under Premium in Risk Details (Part I).

SIGNED LINES:	WRITTEN LINES:

100%

Market Submission - Underwriter Signing Page	Page 28 of 28	SR 28/12/11 01